                                EMC CORPORATION

                                      AND

                     STATE STREET BANK AND TRUST COMPANY,

                                  as Trustee

                            -----------------------

                                   INDENTURE

                          Dated as of March 11, 1997

                            -----------------------
                                 $517,500,000



                3 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2002

                              TABLE OF CONTENTS*

                                                                            Page
                                                                            ----
Parties.....................................................................   1
Recitals....................................................................   1
Purpose of Indenture........................................................   1
Form of Face of Note........................................................   1
Form of Trustee's Certificate of Authentication.............................   5
Form of Reverse of Note.....................................................   5
Compliance with Legal Requirements..........................................   9
Form of Conversion Notice...................................................  10
Form of Assignment..........................................................  11
Form of Notice of Exercise of Right to Require Repurchase...................  12
Form of Schedule of Exchanges of Definitive Securities......................  13

                                   ARTICLE ONE


                                   Definitions

SECTION 1.01.  Definitions..................................................  14
                  Acquiring Person..........................................  14
                  Affiliate.................................................  14
                  Board of Directors........................................  15
                  Business Day..............................................  15
                  Cedel.....................................................  15
                  Change of Control.........................................  15
                  Change of Control Repurchase Price........................  16
                  Common Stock..............................................  16
                  Company...................................................  16
                  Company Request; Company Order............................  16
                  Conversion Price..........................................  16
                  Corporate Trust Office of the Trustee.....................  16
                  Current Market Price......................................  16
                  Custodian.................................................  16
                  Daily Market Price........................................  16
                  Defaulted Interest........................................  17
                  Definitive Note...........................................  17
                  Depositary................................................  17
                  DTC.......................................................  17

------------------------
* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                  Euroclear..................................................17
                  Event of Default...........................................17
                  Exchange Act...............................................17
                  Global Note................................................17
                  Indenture..................................................17
                  Initial Purchasers.........................................17
                  Institutional Accredited Investor..........................17
                  Interest Payment Date......................................18
                  Material Subsidiary........................................18
                  Note or Notes..............................................18
                  Noteholder.................................................18
                  Officers' Certificate......................................18
                  Opinion of Counsel.........................................18
                  Outstanding................................................18
                  Person.....................................................19
                  Predecessor Note...........................................19
                  Purchase Agreement.........................................19
                  Redemption Date............................................19
                  Redemption Price...........................................19
                  Register; Registrar........................................19
                  Registration Rights Agreement..............................19
                  Regular Record Date........................................19
                  Regulation S...............................................19
                  Regulation S Global Note...................................19
                  Repurchase Date............................................19
                  Resale Restriction Termination Date........................19
                  Responsible Officer........................................20
                  Restricted Global Note.....................................20
                  Rule 144A..................................................20
                  Securities Act.............................................20
                  Senior Indebtedness........................................20
                  Shelf Registration Statement...............................20
                  Special Record Date........................................21
                  Stated Maturity............................................21
                  Subsidiary.................................................21
                  Time of Determination......................................21
                  Transfer Restricted Securities.............................21
                  Trust Indenture Act........................................21
                  Trustee....................................................21

                                   ARTICLE TWO



        Issue, Description, Execution, Registration and Exchange of Notes

SECTION 2.01.  Designation, Amount and Issue of Notes...............................22
SECTION 2.02.  Form of Notes........................................................22
SECTION 2.03.  Denominations, Dates, Interest Payment and Record Dates..............23
SECTION 2.04.  Execution and Authentication of Notes................................24
SECTION 2.05.  Exchange and Registration of Transfer of Notes.......................25
SECTION 2.06.  Mutilated, Destroyed, Lost or Stolen Notes...........................33
SECTION 2.07.  Temporary Notes......................................................34
SECTION 2.08.  Cancellation of Notes Paid, etc......................................35
SECTION 2.09.  CUSIP Numbers........................................................35

                                  ARTICLE THREE


                               Redemption of Notes

SECTION 3.01.  Redemption of Notes..................................................35
SECTION 3.02.  Notice of Redemption; Selection of Notes.............................35
SECTION 3.03.  Payment of Notes Called for Redemption; Deposit of Redemption Price..37

                                  ARTICLE FOUR


                               Conversion of Notes

SECTION 4.01.  Conversion Privilege................................................38
SECTION 4.02.  Manner of Exercise of Conversion Privilege..........................38
SECTION 4.03.  Cash Payments in Lieu of Fractional Shares..........................39
SECTION 4.04.  Adjustment of Conversion Price......................................39
SECTION 4.05.  Notice to Holders Prior to Certain Corporate Actions................44
SECTION 4.06.  Reservation of Shares of Common Stock...............................45
SECTION 4.07.  Shares Issued Upon Conversion.......................................45
SECTION 4.08.  Covenants as to Common Stock........................................45
SECTION 4.09.  Consolidation or Merger or Sale of Assets...........................46
SECTION 4.10.  Disclaimer of Responsibility for Certain Matters....................47

                                  ARTICLE FIVE


                       Particular Covenants of the Company

SECTION 5.01.  Payment of Principal, Premium and Interest................................47
SECTION 5.02.  Office for Notices, Payments and Conversions, etc.........................47
SECTION 5.03.  Appointments to Fill Vacancies in Trustee's Office........................48
SECTION 5.04.  Provision as to Paying Agent..............................................48
SECTION 5.05.  Annual Statement..........................................................49

                                   ARTICLE SIX


           Noteholder Lists and Reports by the Company and the Trustee

SECTION 6.01.  Noteholder Lists..........................................................49
SECTION 6.02.  Preservation and Disclosure of Lists......................................49
SECTION 6.03.  Reports by the Company....................................................51
SECTION 6.04.  Reports by the Trustee....................................................51
SECTION 6.05.  Rule 144A Information Requirement.........................................52

                                  ARTICLE SEVEN


           Remedies of the Trustee and Noteholders on Event of Default

SECTION 7.01.  Events of Default.........................................................52
SECTION 7.02.  Payment of Notes on Default; Suit Therefor; Filing of Proofs of Claim.....55
SECTION 7.03.  Application of Moneys Collected by Trustee................................56
SECTION 7.04.  Proceedings by Noteholders................................................57
SECTION 7.05.  Proceedings by Trustee....................................................58
SECTION 7.06.  Remedies Cumulative and Continuing........................................58
SECTION 7.07.  Direction of Proceeding and Waiver of Defaults by Majority of
                  Noteholders............................................................58
SECTION 7.08.  Notice of Defaults........................................................59
SECTION 7.09.  Undertaking to Pay Costs..................................................59

                                  ARTICLE EIGHT


                             Concerning the Trustee

SECTION 8.01.  Duties and Responsibilities of Trustee...................................59
SECTION 8.02.  Reliance on Documents, Opinions, etc.....................................60

SECTION 8.03.  No Responsibility for Recitals, etc...................................61
SECTION 8.04.  Trustee, Paying Agent, Conversion Agent or Note Registrar May Own
                  Notes..............................................................62
SECTION 8.05.  Moneys to Be Held in Trust............................................62
SECTION 8.06.  Compensation and Expenses of Trustee..................................62
SECTION 8.07.  Officers' Certificate as Evidence.....................................62
SECTION 8.08.  Conflicting Interest of Trustee.......................................63
SECTION 8.09.  Eligibility of Trustee................................................63
SECTION 8.10.  Resignation or Removal of Trustee.....................................63
SECTION 8.11.  Acceptance by Successor Trustee.......................................64
SECTION 8.12.  Succession by Merger, etc.............................................65
SECTION 8.13.  Limitation on Rights of Trustee as a Creditor.........................65

                                  ARTICLE NINE


                           Concerning the Noteholders

SECTION 9.01.  Action by Noteholders.................................................69
SECTION 9.02.  Proof of Execution by Noteholders.....................................69
SECTION 9.03.  Who Are Deemed Absolute Owners........................................69
SECTION 9.04.  Company-Owned Notes Disregarded.......................................69
SECTION 9.05.  Revocation of Consents; Future Holders Bound..........................70
SECTION 9.06.  Record Date for Noteholder Acts.......................................70

                                   ARTICLE TEN


                             Subordination of Notes

SECTION 10.01.  Notes Subordinate to Senior Indebtedness.............................70
SECTION 10.02.  Payments to Noteholders..............................................70
SECTION 10.03.  Authorization by Noteholders.........................................74
SECTION 10.04.  Trustee Not Charged with Knowledge of Prohibition....................74
SECTION 10.05.  Rights of Trustee as Holder of Senior Indebtedness...................74
SECTION 10.06.  Trustee Not Fiduciary for Holders of Senior Indebtedness.............75
SECTION 10.07.  Article Applicable to Paying Agents..................................75

                                 ARTICLE ELEVEN


                             Supplemental Indentures

SECTION 11.01.  Supplemental Indentures Without Consent of Noteholders...............75
SECTION 11.02.  Supplemental Indentures with Consent of Noteholders..................76

SECTION 11.03.  Compliance With Trust Indenture Act; Effect of Supplemental
                  Indentures.........................................................77
SECTION 11.04.  Notation on Notes....................................................77
SECTION 11.05.  Evidence of Compliance of Supplemental Indenture to Be Furnished To
                  Trustee............................................................77

                                 ARTICLE TWELVE


                         Consolidation, Merger and Sale

SECTION 12.01.  Company May Consolidate, etc., on Certain Terms......................77
SECTION 12.02.  Successor Corporation to Be Substituted..............................78
SECTION 12.03.  Opinion of Counsel to be Given Trustee...............................79

                                ARTICLE THIRTEEN


                     Satisfaction and Discharge of Indenture

SECTION 13.01.  Discharge of Indenture...............................................79
SECTION 13.02.  Deposited Moneys to Be Held in Trust by Trustee......................79
SECTION 13.03.  Paying Agent to Repay Moneys Held....................................80
SECTION 13.04.  Return of Unclaimed Moneys...........................................80

                                ARTICLE FOURTEEN


         Immunity of Incorporators, Stockholders, Officers and Directors

SECTION 14.01.  Indenture and Notes Solely Corporate Obligations.....................80

                                 ARTICLE FIFTEEN


       Redemption at the Option of Noteholders Upon the Occurrence of a
                               Change of Control

SECTION 15.01.  Right of Holders Upon the Occurrence of a Change of Control..........81
SECTION 15.02.  Notice of Change of Control..........................................81
SECTION 15.03.  Notice of Exercise...................................................82
SECTION 15.04.  Effect of Exercise...................................................82

                                 ARTICLE SIXTEEN


                            Miscellaneous Provisions

SECTION 16.01.  Provisions Binding on Company's Successors......................82
SECTION 16.02.  Official Acts by Successor Corporation..........................82
SECTION 16.03.  Addresses for Notices, etc......................................83
SECTION 16.04.  GOVERNING LAW...................................................83
SECTION 16.05.  Officers' Certificates and Opinions of Counsel..................83
SECTION 16.06.  Legal Holidays..................................................83
SECTION 16.07.  Trust Indenture Act to Control..................................84
SECTION 16.08.  Table of Contents, Headings, etc................................84
SECTION 16.09.  Execution in Counterparts.......................................84
SECTION 16.10.  Manner of Mailing Notice to Noteholders.........................84
SECTION 16.11.  No Security Interest Created....................................84
SECTION 16.12.  Benefits of Indenture...........................................84


Signatures......................................................................84
Attestation.....................................................................84

EXHIBIT A  FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
           TRANSFER OF NOTES

EXHIBIT B  FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS

         INDENTURE dated as of March 11, 1997 between EMC CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter sometimes called the "Company"), and State Street Bank and Trust Company, a Massachusetts banking corporation (hereinafter sometimes called the "Trustee").

                                  WITNESSETH:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 3 1/4% Convertible Subordinated Notes Due 2002 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $517,500,000, and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

         WHEREAS, the Notes, the Trustee's certificate of authentication to be borne by the Notes, a form of conversion notice, a form of assignment, a form of notice of exercise of right to require repurchase and a form of schedule of exchanges are to be substantially in the following forms, respectively:

                            [FORM OF FACE OF NOTE]

[LEGEND FOR GLOBAL NOTE:]

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] /1/

-------------------
/1/ This legend should be included only if the Note is issued in global form.

         [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO IS OR WHO THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,(D) TO AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) THAT IS AN INSTITUTIONAL INVESTOR AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO STATE STREET BANK AND TRUST COMPANY OR BOSTON EQUISERVE LLP A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (WHICH FORM OF LETTER CAN BE OBTAINED FROM STATE STREET BANK AND TRUST COMPANY OR BOSTON EQUISERVE LLP), (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATIONS UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT TO THE COMPANY'S, STATE STREET BANK AND TRUST COMPANY'S AND BOSTON EQUISERVE LLP'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C), (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES PROVIDED THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO STATE STREET BANK AND TRUST COMPANY AND BOSTON EQUISERVE LLP AND SUBJECT TO ANY APPLICABLE STATE

SECURITIES LAWS. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.]/2/


No.                                                             $

CUSIP No.    [268648AC6  Restricted Global Note
             U2911PAA3  Regulation S Global Note]

[ISIN No.    USU2911PAA31]


                                EMC CORPORATION

                 3 1/4% CONVERTIBLE SUBORDINATED NOTE DUE 2002

         EMC CORPORATION, a Massachusetts corporation (the "Company", which term includes any successor corporation or corporations under the Indenture hereinafter referred to), promises to pay to _____________________________, or registered assigns, the principal sum of _______________ Dollars [or such greater or lesser amount as indicated on the Schedule of Exchanges of Definitive Securities on the reverse hereof or on the books and records of the Trustee]/3/ at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City and State of New York, on March 15, 2002 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on March 15 and September 15 of each year, commencing on September 15, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the next preceding Interest Payment Date to which interest has been paid (or, if no interest has been paid on the Notes, from March 11, 1997) until payment of said principal sum has been made or duly provided for and promises to pay any liquidated damages that may be payable pursuant to Section 4 of the Registration Rights Agreement on the Interest Payment Dates. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date. Any such interest not punctually paid or provided for will forthwith cease to be payable to the person in whose name this
Note is registered at the close of business on the Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which

-----------------------
/2/ These legends should be included only on a Restricted Global Note and a Definitive Note.

/3/ This phrase should be included only if the Note is issued in global form.

the Notes may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Notice of a Special Record Date shall be given to Noteholders not less than 15 days prior to such Special Record Date. Payment of the principal of and premium, if any, and interest on this Note will be made (i) in respect of Notes held of record by the Depositary or its nominee in same day funds on or prior to the respective payment dates and (ii) in respect of Notes held of record by Noteholders other than the Depositary or its nominee at the office or agency of the Company maintained for that purpose pursuant to Section 5.02 of the Indenture, in each case in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that at the option of the Company, payment of interest in
--------  -------
respect of Notes held of record by Noteholders other than the Depositary or its nominee may be made by check mailed to the registered address of such person.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in full of all Senior Indebtedness as defined in the Indenture and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers.

Dated:                                         EMC CORPORATION

[CORPORATE SEAL]                               By
                                                 ---------------------------
                                                           [Title]

Attest:

By
  ----------------------------
           [Title]

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Notes described in the within-mentioned Indenture.

                                           STATE STREET BANK AND TRUST
                                           COMPANY, as Trustee

                                           By
                                              --------------------------
                                                  Authorized Signatory


                           [FORM OF REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Company, designated as set forth on the face hereof (herein called the "Notes"), limited to the aggregate principal amount of $517,500,000, all issued or to be issued under and pursuant to an Indenture dated as of March 11, 1997 (herein called the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the holders of the Notes and the holders of Senior Indebtedness (as defined in the Indenture). All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal hereof and accrued interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental
                             --------  -------
indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or any premium or interest thereon payable in any coin or currency other than that hereinbefore provided, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders, or impair the right to convert the Notes into Common Stock or the right to require the Company to repurchase the Notes upon the occurrence of a Change of Control (as defined in the Indenture), subject and pursuant to the terms set forth in the Indenture, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It also is provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes or in respect of a failure by the Company to convert any Note into Common Stock of the Company in accordance with the Indenture or in respect of a failure by the Company to redeem or repurchase Notes when due. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         Except with respect to the rights of holders of Senior Indebtedness set forth in this Note and in the Indenture, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a year of twelve 30-day months.

         Subject to and upon compliance with the provisions of the Indenture, the registered holder of this Note has the right, at its option, at any time after the 60th day following the date of original issuance of the Notes pursuant to the Indenture and on or before the close of business on March 15, 2002 (or, in case this Note or any portion hereof shall be called for redemption prior to such date, then to and including but not after the close of business on the date fixed for redemption), to convert the principal amount hereof, or any portion of such principal amount that is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by dividing the principal amount of the Note or portion thereof to be converted by the conversion price of $45.31 per share, or the conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Note to the Company at the office or agency maintained for such purpose in the Borough of Manhattan, The City and State of New York, accompanied by written notice of conversion duly executed and (if the shares of Common Stock to be issued on conversion are to be issued in any name other than that of the registered holder of this Note) by instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or its duly authorized attorney and, in case such surrender shall be made during the period starting after the close of business on the Regular Record Date preceding any Interest Payment Date through the close of business on such Interest Payment Date (unless this Note or the portion thereof being converted has been called for redemption on a date falling during such period), also accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Note then being converted. Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Regular Record Date preceding an Interest Payment Date no payment or adjustment shall be made on conversion for interest accrued hereon or for dividends on Common Stock delivered on conversion. The right to convert this Note is subject to the provisions of the Indenture relating to conversion rights in the case of certain consolidations, mergers, statutory exchanges, or sales or conveyances of substantially all the Company's assets.

         The Company shall not issue fractional shares or scrip representing fractions of shares upon any such conversion, but shall make an adjustment therefor in cash on the basis of the then current market value of such fractional interest as provided in the Indenture.

         The indebtedness evidenced by the Notes is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of the execution of the Indenture or thereafter incurred, and this Note is issued subject to such provisions of the Indenture. Each holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate such subordination as provided in the Indenture and appoints the Trustee its attorney-in-fact for any and all such purposes.

         The Notes are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for an equal aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company maintained for such exchange in the Borough of Manhattan, The City and State of New York.

         The Notes may not be redeemed at the option of the Company prior to March 15, 2000. Thereafter the Notes may be redeemed at the option of the Company as a whole, or from time to time in part, prior to maturity, upon not less than 15 nor more than 60 days' prior notice given as provided in the Indenture.

         Notes may be redeemed during the 12-month period beginning March 15 in the year indicated at the applicable redemption price ("Redemption Price") set forth below (expressed in percentages of the principal amount):

                       Year                       Percentage
                       ----                       ----------
                       2000                       101.30%
                       2001                       100.65%

in each case together with accrued and unpaid interest to the date fixed for redemption.

         If all accrued interest on the Notes has not been paid, the Notes may not be redeemed in part and the Company may not purchase or acquire any Note otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Notes. If less than all the outstanding Notes are to be redeemed, the Trustee will select those to be redeemed by lot or a substantially equivalent method. On or after the redemption date, interest shall cease to accrue on Notes called for redemption.

         Upon the occurrence of any Change of Control (or, in the case of a Change of Control referred to in clause (b) of the definition thereof, upon notice to the Company thereof), the holder hereof shall have the right, at the option of such holder, and subject to the subordination provisions of Article Ten of the Indenture, to require the Company to purchase all or any portion hereof (in a principal amount that is an integral multiple of $1,000) on the date (the "Repurchase Date") that is 40 business days after the occurrence (or notice to the Company) of any Change of Control, at a price equal to the principal amount thereof plus interest accrued and unpaid to the Repurchase Date. Within 20 business days after the occurrence (or notice to the Company) of any Change of Control, the Company shall mail to the Trustee and the holder hereof (and cause to be published in a newspaper of general circulation in the Borough of Manhattan, The City and State of New York) notice setting forth in reasonable detail the occurrence of such Change of Control, such holder's right to require such redemption and the Repurchase Date. In order to exercise such right, such holder shall, no later than the close of business on the Repurchase Date, surrender this Note at such place of payment in such notice specified, accompanied by written notice of such exercise, specifying such portion of this Note such holder elects to have redeemed, as provided in the Indenture.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company maintained for such registration in the Borough of Manhattan, The City and State of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any paying agent, conversion agent and Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof or on account hereof, as herein and in the Indenture provided, for conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments and conversions shall satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid or the conversions so made.

         No recourse for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to herein.

                          [FORM OF CONVERSION NOTICE]

                               CONVERSION NOTICE

To:  EMC Corporation

         The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of EMC Corporation in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If this Notice is being delivered on a date after the close of business on the Regular Record Date preceding any Interest Payment Date and prior to the close of business on such Interest Payment Date (unless this Note or the portion thereof being converted has been called for redemption on a date falling during such period), this Notice is accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Note being converted. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest and taxes accompanies this Note.

Dated:                                   -----------------------------


                                         -----------------------------
                                                  Signature[s]

Fill in for registration of shares
if to be delivered, and Notes if to
be issued, other than to and in the
name of the registered holder

(Please Print):

------------------------------
(Name)


------------------------------
(Street Address)


------------------------------
(City, State and Zip Code)

                                         Principal amount to be converted (if
                                         less than all):
                                         $__________,000


                                         -----------------------------
                                         Social Security or other Taxpayer
                                         Identification Number

                             [FORM OF ASSIGNMENT]

For value received ________________________ hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
(Please include social security or other tax identification number of assignee.) the within Note and hereby irrevocably constitutes and appoints
_________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated________________
                                                 ----------------------------
                                                          Signature(s)

Signature(s) must be guaranteed
by a participant in a recognized
signature guarantee medallion program.



----------------------------------------
           Signature Guarantee

           [FORM OF NOTICE OF EXERCISE OF RIGHT TO REQUIRE PURCHASE]

         If you wish to have this Note purchased by the Company pursuant to
Section 15.01 of the Indenture, check the Box: [_]

         If you wish to have a portion of this Note (which is $1,000 or any integral multiple thereof) purchased by the Company pursuant to Section 15.01 of the Indenture, state the amount you wish to have purchased:

                                        $__________________

Dated:________________                  Your Signature(s):
                                                          ----------------------

                                        Tax Identification No.:
                                                               -----------------
Signature(s) must be guaranteed by a participant in a recognized signature guarantee medallion program.


------------------------------
    Signature Guarantee

             [FORM OF SCHEDULE OF EXCHANGES OF DEFINITIVE NOTES4]

         The following exchanges of a part of this Global Note for Definitive Notes have been made:





                              Amount of         Amount of      Principal Amount         Signature of
                             decrease in       increase in    of this Global Note    authorized signatory
                              Principal         Principal       following such          or Trustee or
     Date of                Amount of this    Amount of this     decrease (or                      --
     Exchange                 Global Note       Global Note        increase)              Custodian
     --------                 -----------       -----------        --------               ---------

1.

2.

3.

4.

5.

------------------------------
4 This Schedule should be included only if the Note is issued in global form.

         AND WHEREAS, all acts and things necessary to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture has in all respects been duly authorized;

                   NOW THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and the acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes, as follows:

                                  ARTICLE ONE

                                  Definitions
                                  -----------
         SECTION 1.01.  Definitions.  The terms defined in this Section 1.01
                        -----------
(except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act, or that are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of execution of this Indenture. All accounting terms not otherwise defined in this Indenture shall have the meanings assigned to them in accordance with generally accepted accounting principles.

         Acquiring Person:  The term "Acquiring Person" shall mean any person
         ----------------
or group (as defined in Section 13(d)(3) of the Exchange Act) who or which, together with all affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), becomes the beneficial owner of shares of Common Stock or other voting securities of the Company having more than 50% of the total number of votes that may be cast for the election of directors of the Company; provided,
                                                                     --------
however, that an Acquiring Person shall not include (i) the Company, (ii) any
-------
Subsidiary of the Company or (iii) any current or future employee benefit plan of the Company or any Subsidiary of the Company or any entity holding Common Stock of the Company for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no person shall become an Acquiring Person as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to more than 50% of the Common Stock of the Company then outstanding; provided, however, that if a Person shall become the
                          --------  -------
beneficial owner of 50% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner of any additional shares of Common Stock of the Company, then such Person shall be deemed to be an Acquiring Person.

         Affiliate:  The term "Affiliate" shall mean, with respect to any
         ---------
Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Board of Directors:  The term "Board of Directors" shall mean the Board
         ------------------
of Directors of the Company or any other committee of such Board that is duly authorized.

         Business Day:  The term "business day" shall mean each Monday, Tuesday,
         ------------
Wednesday, Thursday and Friday that is not a day on which banking institutions in the Borough of Manhattan, The City and State of New York, or in Boston, Massachusetts, are obligated or authorized by law to close.

         Cedel: The term "Cedel" shall mean Cedel Bank, societe anonyme.
         -----

         Change of Control:  The term "Change of Control" shall mean either or
         -----------------
both of the following events:

         (a) There shall be consummated any consolidation or merger of the Company (1) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (2) pursuant to which the Common Stock is converted into cash, securities or other property, in each case, other than a consolidation or merger of the Company in which the holders of Common Stock immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger; or

         (b) Any Acquiring Person shall have become such Person.

         Notwithstanding anything to the contrary set forth in this definition, a Change of Control shall not be deemed to have occurred (A) under paragraph (b) above, solely by virtue of the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary or any Person holding securities of the Company for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of securities of the Company, whether in excess of 50% or otherwise, or (B) under paragraphs (a) and (b) above, if either (1) the average of the last reported sale prices of the Common Stock on the New York Stock Exchange Composite Tape for any five trading days during the ten trading days immediately preceding the Change of Control is at least equal to 105% of the Conversion Price in effect immediately preceding the time of such Change of Control or (2) the consideration, in the transaction giving rise to such Change of Control, to the holders of Common Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted in the NASDAQ National Market System, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the last sale prices of such securities during the ten consecutive trading days commencing with the sixth trading day following consummation of such transaction) is at least 105% of the Conversion Price in effect on the date immediately preceding the closing date of such transaction.

         Change of Control Repurchase Price: The term "Change of Control
         ----------------------------------
Repurchase Price shall have the meaning specified in Section 15.01.

         Common Stock: The term "Common Stock" shall mean the Common Stock, $.01
         ------------
par value per share, of the Company as the same exists at the date of execution of this Indenture or as such stock may be constituted from time to time, except that for the purpose of Section 4.04 the term "Common Stock" shall also mean and include stock of the Company of any class, whether now or hereafter authorized, that shall have the right to participate in the distribution of either dividends or assets of the Company upon liquidation, dissolution or winding up, without limit as to amount or percentage.

         Company: The term "Company" shall mean EMC Corporation, a Massachusetts
         -------
corporation, until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         Company Request; Company Order: The terms "Company Request" and
         ------------------------------
"Company Order" shall mean a written request or order signed in the name of the Company by its Chairman of the Board of Directors, its President, its Chief Executive Officer or any of its Vice Presidents and by its Treasurer, any of its Assistant Treasurers, its Clerk or any of its Assistant Clerks, and delivered to the Trustee.

         Conversion Price: The term "Conversion Price" shall mean the initial
         ----------------
conversion price specified in the form of Note hereinabove set forth, as adjusted in accordance with the provisions of Article Four.

         Corporate Trust Office of the Trustee: The term "corporate trust office
         -------------------------------------
of the Trustee", or other similar terms, shall mean the principal corporate trust office of the Trustee in Boston, Massachusetts, which office at the date of execution of this Indenture is located at 225 Franklin Street, Boston, Massachusetts 02110.

         Current Market Price: The term "Current Market Price" shall have the
         --------------------
meaning specified in Section 4.04(g).

         Custodian: The term "Custodian" shall mean the Trustee, as custodian
         ---------
with respect to the Notes in global form or any successor entity thereto.

         Daily Market Price: The term "Daily Market Price" when used with
         ------------------
reference to the Common Stock shall mean the price of a share of Common Stock on the relevant date, determined on the basis of the last reported sale price regular way of the Common Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or if the Common Stock is not then listed on that Exchange, for issues listed on such other national securities exchange upon which the Common Stock is listed as may be designated by the Board of Directors from time to time for the purposes hereof) or, if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or, if the Common Stock is not listed on any national securities exchange, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

         Defaulted Interest: The term "Defaulted Interest" shall have the
         ------------------
meaning specified in Section 2.03

         Definitive Note: The terms "Definitive Note" and "Definitive Notes"
         ---------------
shall mean a Note or Notes that are in the form of the Note set forth in the recitals hereto, not containing the language referred to in footnotes 1 and 3 or the additional schedule referred to in footnote 4.

         Depositary: The term "Depositary" shall have the meaning specified in
         ----------
Section 2.05.

         DTC: The term "DTC" shall have the meaning specified in Section 2.05.
         ---

         Euroclear: The term "Euroclear" shall mean Morgan Guaranty Trust
         ---------
Company of New York, Brussels office, as operator of the Euroclear System.

         Event of Default:  The term "Event of Default" shall have the meaning
         ----------------
specified in Section 7.01.

         Exchange Act:  The term "Exchange Act" shall mean the Securities
         ------------
Exchange Act of 1934, as amended.

         Global Note: The terms "Global Note" and "Global Notes" shall mean a
         -----------
Restricted Global Note and/or a Regulation S Global Note, as the context requires.

         Indenture:  The term "Indenture" shall mean this instrument as
         ---------
originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         Initial Purchasers: The term "Initial Purchasers" shall mean Smith
         ------------------
Barney Inc., Alex. Brown & Sons Incorporated and Morgan Stanley & Co. Incorporated.

         Institutional Accredited Investor: The term "Institutional Accredited
         ---------------------------------
Investor" shall have the meaning specified in Section 2.05(b)(ii)(C).

         Interest Payment Date: The term "Interest Payment Date" shall mean each
         ---------------------
semiannual interest payment date on March 15 and September 15 of each year, commencing September 15, 1997, in respect of the Notes.

         Material Subsidiary: The term "Material Subsidiary" shall have the
         -------------------
meaning specified in Section 7.01.

         Note or Notes:  The terms "Note" or "Notes" shall mean any Note or
         -------------
Notes, as the case may be, authenticated and delivered under this Indenture.

         Noteholder:  The terms "Noteholder", "holder of Notes", or other
         ----------
similar terms, shall mean the person or persons in whose name or names at the time a particular Note is registered on the Register.

         Officers' Certificate:  The term "Officers' Certificate", when used
         ---------------------
with respect to the Company, shall mean a certificate signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Clerk or an Assistant Clerk of the Company. Each such certificate shall include the statements provided for in Section 16.05 if and to the extent required by the provisions of such Section.

         Opinion of Counsel:  The term "Opinion of Counsel" shall mean an
         ------------------
opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 16.05 if and to the extent required by the provisions of such Section.

         Outstanding:  The term "outstanding", when used with reference to
         -----------
Notes, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except


         (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (b) Notes or portions thereof for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Notes or
                                   --------  -------
     portions are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provision satisfactory to the Trustee shall have been made for giving such notice;

         (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or that have been paid, pursuant to the terms of Section 2.06; and

         (d) Notes converted into Common Stock pursuant to Article Four and Notes not deemed to be Outstanding.

         Person:  The term "Person" shall mean any individual, corporation,
         ------
partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Predecessor Note: The term "Predecessor Note" shall mean, with respect
         ----------------
to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         Purchase Agreement: The term "Purchase Agreement" shall mean that
         ------------------
certain Purchase Agreement dated March 6, 1997 between the Company and the Initial Purchasers.

         Redemption Date: The term "Redemption Date" shall have the meaning
         ---------------
specified in Section 3.02.

         Redemption Price:  The term "Redemption Price" when used with respect
         ----------------
to a redemption pursuant to Section 3.01 shall mean the applicable percentage of the principal amount specified in the form of Note hereinabove set forth.

         Register; Registrar: The terms "Register" and "Registrar" shall have
         -------------------
the respective meanings specified in Section 2.05.

         Registration Rights Agreement: The term "Registration Rights Agreement"
         -----------------------------
shall mean that certain Registration Rights Agreement dated as of March 6, 1997 between the Company and the Initial Purchasers.

         Regular Record Date: The term "Regular Record Date" shall mean, with
         -------------------
respect to any Interest Payment Date, each March 1 or September 1, as the case may be, (whether or not a business day) immediately preceding such Interest Payment Date.

        Regulation S: The term "Regulation S" shall mean Regulation S under the
        ------------
Securities Act.

         Regulation S Global Note: The term "Regulation S Global Note" shall
         ------------------------
have the meaning specified in Section 2.02.

         Repurchase Date: The term "Repurchase Date" shall have the meaning
         ---------------
specified in Section 15.01.

         Resale Restriction Termination Date: The term "Resale Restriction
         -----------------------------------
Termination Date", when used with respect to any Note, shall mean the date which is three years after the later of (i) the original issue date of such Note and
(ii) the last date on which the Company or any Affiliate of the Company was the owner of such Note (or any Predecessor Note).

         Responsible Officer:  The term "responsible officer" or "responsible
         -------------------
officers", when used with respect to the Trustee, shall mean one or more of the following: any trust officer, any assistant trust officer, any vice president or assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer in the Corporate Trust Department, or successor group, of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

         Restricted Global Note: The term "Restricted Global Note" shall have
         ----------------------
the meaning specified in Section 2.02.

         Rule 144A: The term "Rule 144A" shall mean Rule 144A under the
         ---------
Securities Act.

         Securities Act:  The term "Securities Act" shall mean the Securities
         --------------
Act of 1933, as amended.

         Senior Indebtedness:  The term "Senior Indebtedness" shall mean (a) the
         -------------------
principal of, premium, if any, and accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company) on (i)
indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (ii) guarantees by the Company of indebtedness for money borrowed by any other person, or reimbursement obligations under letters of credit, in either case, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (iii) indebtedness evidenced by notes (other than the Notes), debentures, bonds or other instruments of indebtedness for the payment of which the Company is responsible or liable, by guarantees or otherwise, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (iv) obligations of the Company under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency rates, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, and (v) obligations of the Company under any agreement to lease, or any lease of, any real or personal property, which obligations, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, are required to be capitalized on the books of the Company in accordance with generally accepted accounting principles, or guarantees by the Company of similar obligations of others, and (b) modifications, renewals, extensions and refundings of any such indebtedness, obligations or guarantees; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligations or guarantees or such modification, renewal, extension or refunding thereof are not superior in right of payment to the Notes; provided, however, that Senior Indebtedness shall not be deemed to
       --------  -------
include, and the Notes will rank pari passu in right of payment with any
                                 ---- -----
obligation of the Company to any Subsidiary.

         Shelf Registration Statement: The term "Shelf Registration Statement"
         ----------------------------
shall mean the registration statement with respect to the Notes and the Common Stock the Company is required to file pursuant to the Registration Rights Agreement.

         Special Record Date: The term "Special Record Date", with respect to
         -------------------
the payment of any Defaulted Interest, shall mean a date fixed by the Trustee pursuant to Section 2.03.

         Stated Maturity: The term "Stated Maturity", when used with respect to
         ---------------
any Note or any installment of interest thereon, shall mean the date specified in such Note, as the fixed date on which the principal of such Note or such installment of interest is due and payable.

         Subsidiary: The term "Subsidiary" shall mean any corporation of which
         ----------
at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

         Time of Determination: The term "Time of Determination" shall mean (1)
         ---------------------
for purposes of Section 4.04(b) or (c), the time and date of the earlier of (a) the record date for determining stockholders entitled to receive the rights, warrants or distributions referred to in Section 4.04(b) and (c), or (b) the commencement of "ex-dividend" trading on the exchange or market referred to in the definition of the term "daily market price"; (2) for purposes of Section

4.04(d), the date of issuance of Common Stock to the relevant Affiliate; and (3) for purposes of Section 4.04(e) the Expiration Time (as defined in Section 4.04(e)).

         Transfer Restricted Securities: The term "Transfer Restricted
         ------------------------------
Securities" shall mean Notes that bear the legend set forth in Section
2.05(k)(i).

         Trust Indenture Act: The term "Trust Indenture Act" shall mean the
         -------------------
Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as otherwise provided in Article Eleven; provided, however,
                                                           --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "the term "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         Trustee: The term "Trustee" shall mean State Street Bank and Trust
         -------
Company, and, subject to the provisions of Article Eight, any successor trustee hereunder.

                                   ARTICLE TWO

                   Issue, Description, Execution, Registration
                   -------------------------------------------
                              and Exchange of Notes
                              ---------------------

         SECTION 2.01.  Designation, Amount and Issue of Notes.  The Notes shall
                        --------------------------------------
be designated as the "3 1/4% Convertible Subordinated Notes Due 2002" of the Company. Notes not to exceed the aggregate principal amount of $517,500,000 (and as otherwise provided in Section 2.06), upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chairman of the Board, the President or a Vice President, without any further action by the Company hereunder, subject to Section 2.04.

         The Notes shall be subject to the transfer restrictions set forth in
Section 2.05.

         SECTION 2.02.  Form of Notes.  The Notes and the Trustee's certificate
                        -------------
of authentication to be borne by the Notes shall be substantially in the form as in this Indenture above recited. Any of the Notes may have imprinted thereon such legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Notes may be listed, or to conform to usage.

         Unless issued in definitive form, Notes issued and sold in reliance on Rule 144A shall be issued in the form of one or more global securities (the "Restricted Global Note"), which Restricted Global Note shall be deposited on behalf of the holders of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the nominee of the Depositary, duly executed by the Company and authenticated as provided for herein.

         Notes offered and sold outside the United States in reliance on Regulation S shall be issued in the form of one or more global securities (the "Regulation S Global Note"), which

Regulation S Global Note shall be deposited on behalf of the holders of the Securities represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of a nominee of the Depositary, duly executed by the Company and authenticated as provided herein, for credit to the accounts of the respective depositaries for Euroclear and Cedel (or such other accounts as they may direct). Prior to or on the 40th day after the later of the commencement of the offering of the Securities and the Closing Date (the "Restricted Period"), beneficial interests in the Regulation S Global Note may only be held through agent members of Euroclear and Cedel. During the Restricted Period, interests in the Regulation S Global Note may be exchanged for interests in the Restricted Global Notes or for Definitive Notes only in accordance with the certification requirements described in Section 2.05.

         Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions, in accordance with the standard practices of the Depositary and the Trustee. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the holder thereof.

         The Definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed or, if the Notes are not listed, the Notes may be produced in any other manner customarily used to produce similar definitive securities, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.03.  Denominations, Dates, Interest Payment and Record Dates.
                        -------------------------------------------------------
The Notes shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.

         Every Note shall be dated the date of its authentication and the Stated Maturity of the Notes shall be March 15, 2002. Except as provided in this
Section 2.03, every Note shall bear interest, payable semiannually on March 15 and September 15 of each year, commencing on September 15, 1997, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or, if no interest has been paid on the Notes, from March 11, 1997).

         Interest on the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

         The person in whose name any Note is registered at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date (unless such Note has been called for redemption and the Redemption Date for such Note is prior to such Interest Payment Date) notwithstanding the cancellation of such Note upon any registration of transfer, exchange or conversion thereof subsequent to the Regular Record Date and prior to such Interest Payment Date.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant Regular Record Date by virtue of having been such Noteholder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 5 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Noteholder at its address as it appears in the Register, not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

         SECTION 2.04.  Execution and Authentication of Notes.  The Notes shall
                        -------------------------------------
be signed in the name and on behalf of the Company by its Chairman of the Board of Directors, its President, its Chief Executive Officer or any of its Vice Presidents under its corporate seal or a facsimile thereof reproduced thereon attested by its Treasurer, any of its Assistant Treasurers, its Clerk or any of its Assistant Clerks. The signature of any of these officers on the Notes may be manual or facsimile. Only such Notes as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, manually executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed (manually or by facsimile) any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of and shall bind the Company as though the person who signed such Notes had not ceased to be such officer of the Company, and any Notes may be signed on behalf of the Company by such persons as, at the actual date of execution of such Notes, shall be the proper officers of the Company, although at the date of execution of this Indenture any such person was not such an officer.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Securities as in this Indenture provided and not otherwise. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated, and shall certify that all conditions precedent to the issuance of such Notes contained in this Indenture have been complied with. The aggregate principal amount of Notes outstanding at any time may not exceed the amount set forth above except as provided in Section 2.06.

         SECTION 2.05.  Exchange and Registration of Transfer of Notes.  (a)
                        ----------------------------------------------
Notes may be exchanged for an equal aggregate principal amount of Notes of other authorized denominations. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained by the Company for such purpose as provided in Section 5.02 and the Company shall execute and the Company or the Trustee, as the case may be, shall register or cause to be registered on the Register, and shall authenticate and deliver in exchange therefor, the Note or Notes that the Noteholder making the exchange shall be entitled to receive.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 5.02 being herein sometimes collectively referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such register shall be open for inspection by the Company.

         The Company initially appoints The Depository Trust Company ("DTC") to act as depositary (the "Depositary") with respect to the Global Notes.

         The Company initially appoints the Trustee to act as Custodian with respect to the Global Notes.

         (b) With respect to the transfer and exchange of Definitive Notes, when Definitive Notes are presented to the Registrar with the request (x) to register the transfer of the Definitive Notes or (y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however,
                                                             --------  -------
that the Definitive Notes presented or surrendered for register of transfer or exchange:

                   (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Noteholder thereof or by its attorney, duly authorized in writing; and

                   (ii) shall, in the case of Transfer Restricted Securities that are Definitive Securities, be accompanied by the following additional information and documents, as applicable:

                         (A) if such Transfer Restricted Security is being delivered to the Registrar by a Noteholder for registration in the name of such Noteholder, without transfer, a certification from such Noteholder to that effect (in substantially the form of Exhibit A hereto); or

                         (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A) in reliance on Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto) and, in the case of a transfer in accordance with Rule 144 or Regulation S under the Securities Act, an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; or

                         (C) if such Transfer Restricted Security is being transferred to an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is an institutional investor (an "Institutional Accredited Investor"), a certification to that effect (in substantially the form of Exhibit A hereto), a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Transfer Restricted Security (in substantially the form of Exhibit B hereto) and an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; or

                         (D) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit A hereto) and an Opinion of Counsel reasonably acceptable to the

                   Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

         (c) The following restrictions apply to any transfer of a Definitive Note for a beneficial interest in a Restricted Global Note. A Definitive Security may not be exchanged for a beneficial interest in a Restricted Global Note except until and upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                   (i) if such Definitive Note is a Transfer Restricted Security, certification, substantially in the form of Exhibit A hereto, that such Definitive Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A; and

                   (ii) whether or not such Definitive Note is a Transfer Restricted Security, written instructions directing the Trustee to credit, or to direct the Custodian to credit the Restricted Global Note with an increase in the aggregate principal amount of the Securities represented by the Restricted Global Note in an amount equal to the principal amount of the Definitive Notes to be so exchanged.

then the Trustee shall cancel such Definitive Note and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Securities represented by the Restricted Global Notes to be increased accordingly. If no Restricted Global Notes are then outstanding, the Company shall execute and, upon receipt of an authentication order in the form of a Company Order in accordance with Section 2.04, the Trustee shall authenticate a new Restricted Global Note in the appropriate principal amount.

         (d) The following restrictions apply to any transfer of a Definitive Note for a beneficial interest in a Regulation S Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Regulation S Global Note except until and upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                   (i) if such Definitive Note is a Transfer Restricted Security, certification, substantially in the form of Exhibit A hereto, that such Definitive Note is being transferred in accordance with Regulation S and an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; and

                   (ii) whether or not such Definitive Note is a Transfer Restricted Security, written instructions directing the Trustee to credit, or to direct the Custodian to credit the Regulation S Global Note with an increase in the aggregate principal amount of the Notes represented by the Regulation S Global Note in an amount equal to the principal amount of the Definitive Notes to be so exchanged, then the Trustee shall cancel such Definitive Note and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Regulation S Global Note to be increased accordingly. If no Regulation S Global Notes are then outstanding, the Company shall execute and, upon receipt of an authentication order in the form of a Company Order in accordance with Section 2.04, the Trustee shall authenticate a new Regulation S Global Note in the appropriate principal amount.

         (e) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

         (f) With respect to the transfer of a beneficial interest in a Restricted Global Note or a Regulation S Global Note for a Definitive Note:

                   (i) Any person having a beneficial interest in a Restricted Global Note or a Regulation S Global Note may upon request exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any Person having a beneficial interest in a Restricted Global Note or a Regulation S Global Note, and, if such Global Note is a Transfer Restricted Security, receipt by the Trustee of the following additional information and documents (all of which may be submitted by facsimile):

                         (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification from such Person to that effect (in substantially the form of Exhibit A hereto); or

                         (B) if such beneficial interest is being transferred to a "qualified institutional buyer" as defined in Rule 144A in accordance with Rule 144A or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit A hereto) and, in the case of a transfer in accordance with Rule 144 or Regulation S under the Securities Act, an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; or

                         (C) if such Transfer Restricted Security is being transferred to an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is an institutional investor (an "Institutional Accredited Investor"), a certification to that effect (in substantially the form of Exhibit A hereto), a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Transfer Restricted Security (in substantially the form of Exhibit B hereto) and an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; or

                         (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit A hereto) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, then the Trustee or the Custodian, at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Global Note to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of a Company Order in accordance with Section 2.04, the Trustee will authenticate and deliver to the transferee a Definitive Note.

                   (ii) Definitive Notes issued in exchange for a beneficial interest in a Rule 144 A Global Note or a Regulation S Global Note pursuant to this Section 2.05 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the persons in whose names such Notes are so registered.

         (g) With respect to the transfer of a beneficial interest in a Regulation S Global Note for a beneficial interest in a Restricted Global Note, any Person having a beneficial interest in a Regulation S Global Note may upon request exchange such beneficial interest for an interest in a Restricted Global Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any Person having a beneficial interest in a Regulation S Global Note, and by the Trustee of the following additional information and documents (all of which may be submitted by facsimile):

                   (i) instructions given in accordance with the procedures of Euroclear or Cedel, the Depositary and the Custodian, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Note directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred,

                   (ii) a written order given in accordance with the procedures of Euroclear or Cedel, the Depositary and the Custodian, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account, and

                   (iii) if such Restricted Global Note is a Transfer Restricted Security, a certification from the transferor (in substantially the form of Exhibit A hereto) to the effect that such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A) in accordance with Rule 144A, then the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred and the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.

         (h) With respect to the transfer of a beneficial interest in a Restricted Global Note for a beneficial interest in a Regulation S Global Note, any person having a beneficial interest in a Restricted Global Note may upon request exchange such beneficial interest for an interest in a Regulation S Global Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted Global Note, and receipt by the Trustee of the following additional information and documents (all of which may be submitted by facsimile):

                   (i) instructions given in accordance with the procedures of the Depositary and the Custodian, as the case may be, from or on behalf of a holder of a beneficial interest in the Restricted Global Note, directing the Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred,

                   (ii) a written order given in accordance with the procedures of the Depositary and the Custodian, as the case may be, containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and

                   (iii) if such Restricted Global Note is a Transfer Restricted Security, a certification from the transferor (in substantially the form of Exhibit A hereto) to the effect that such beneficial interest is being transferred in accordance with Regulation S and an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred from the relevant participant, and the Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be Euroclear or Cedel or an agent member of Euroclear or Cedel, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of such 144A Global Note

              (i) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (j) of this Section 2.05), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

              (j) The following relates to the authentication of Definitive Notes in absence of the Depositary. If at any time: (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture, then the Company will execute, and the Trustee, upon receipt of a Company Order in accordance with Section 2.04 requesting the authentication and delivery of Definitive Notes, will authenticate and deliver Definitive Notes, in an aggregate principal amount equal to the principal amount of the Global Notes in such names and amounts as instructed by the Depositary, in exchange for such Global Notes.

              (k) (i) Except as permitted by the following paragraph (ii), each Restricted Global Note and the Definitive Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

              THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

              THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO IS OR WHO THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A

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


                 (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act (including the Shelf Registration Statement):

                      (A) in the case of any Transfer Restricted Security that
                 is a Definitive Note, the Registrar shall permit the Noteholder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; provided, however, that with respect to a
                                      --------  -------
                 transfer made in reliance upon Rule 144 or an effective registration statement, the Noteholders thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 or an effective registration statement (such Certification to be substantially in the form of Exhibit A hereto) and, in the case of a transfer made in reliance upon Rule 144, shall be accompanied by an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act; and

                      (B) any such Transfer Restricted Security represented by a
                 Global Note shall not be subject to the provisions set forth in
                 (i) above (such sales or transfers being subject only to the provisions of Section 2.05(e) hereof); provided, however, that
                                                        --------  -------
                 with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear a legend, which request is made in reliance upon Rule 144 or an effective registration statement, the Noteholder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 or an effective registration statement (such certification to be substantially in the form of Exhibit A hereto) and, in the case of a transfer made in reliance upon Rule 144, shall be accompanied by an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

              (l) At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or cancelled, such Global Note shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global
Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced and the Trustee or the Custodian, at the direction of the Trustee, shall reflect such reduction on its records in accordance with the standard operating procedures of the Depositary and the Trustee or the Custodian, as the case may be.

              (m) All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

              To permit registrations of transfer and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's request.

              No service charge shall be made for any exchange or registration of transfer of Notes, or issue of new Notes in case of partial redemption or conversion, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

              None of the Company, the Trustee nor the Registrar shall be required to exchange or register a transfer of (a) any Notes for a period beginning at the opening of business 15 days preceding the day of the mailing of a notice of redemption of Notes selected for redemption under Section 3.02 and ending at the close of business on the day of such mailing, (b) any Notes selected, called or being called for redemption except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed, or (c) any Notes or portion thereof surrendered for conversion.

              All Notes issued upon any transfer or exchange of Notes shall be valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such exchange or transfer.

              SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case
                            ------------------------------------------
any Note shall become mutilated or be destroyed, lost or stolen, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company in its discretion may execute, and upon its
---- ----
request the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Company and to the Trustee, any paying agent, conversion agent or the Registrar such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

              The Trustee shall authenticate any such substituted Note and deliver the same upon receipt of a Company Order. Upon the issuance of any substituted Note, the Company and/or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, permit the conversion of such Note, if the conversion privilege with respect thereto has not yet expired, or pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the conversion privilege has expired or if the holder thereof has so requested, and if the applicant for such conversion or payment shall furnish to the Company and to the Trustee, any paying agent, conversion agent or the Registrar such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

              Every substituted Note issued pursuant to the provisions of this
Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

              SECTION 2.07. Temporary Notes. Pending the preparation of
                            ---------------
Definitive Notes, the Company may execute and the Trustee shall authenticate and deliver temporary Notes (which may be printed, lithographed, typewritten, mimeographed or otherwise produced). Temporary Notes shall be issuable in any authorized denomination and substantially in the form of the Definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Notes. Without unreasonable delay the Company will execute and will deliver to the Trustee Definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at the corporate trust office of the Trustee or any office or agency maintained by the Company pursuant to Section 5.02, and the Trustee shall register or cause to be registered on the Register, and shall authenticate and deliver in exchange for such temporary Notes, an equal aggregate principal amount of Definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor to the Noteholders. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes authenticated and delivered hereunder.

              SECTION 2.08. Cancellation of Notes Paid, etc. All Notes
                            -------------------------------
surrendered for the purpose of payment, redemption, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying or conversion agent or the Registrar, be surrendered to the Trustee for cancellation and promptly cancelled by it, or if surrendered to the Trustee, shall be promptly cancelled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall, upon request of the Company, deliver either cancelled Notes or a certificate of destruction thereof to the Company. If the Company shall acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

              SECTION 2.09. CUSIP Numbers. The Company in issuing the Notes may
                            -------------
use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to holders of Notes; provided, however, that any such notice shall state that no
       --------  -------
representation is made as to the correctness or accuracy of the CUSIP numbers either as printed on the Notes or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or exchange shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE THREE

                               Redemption of Notes
                               -------------------

              SECTION 3.01. Redemption of Notes. The Notes may not be redeemed
                            -------------------
at the Company's option prior to March 15, 2000. Thereafter, the Company may, at its option, redeem all or, from time to time, any part of the Notes, on any date prior to maturity, in the manner specified in this Article Three and in the Notes, at the Redemption Prices specified in the form of Note hereinabove set forth, together with interest accrued and unpaid thereon to the date fixed for redemption; provided, however, that if all accrued interest on the Notes has not
            --------  -------
been paid, the Notes may not be redeemed in part and the Company may not redeem any Note other than pursuant to a purchase or exchange offer to all holders of the Notes.

              SECTION 3.02. Notice of Redemption; Selection of Notes. In case
                            ----------------------------------------
the Company shall desire to exercise its right to redeem all or any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption (the "Redemption Date"), it shall notify the Trustee in writing of such date and it or, at its request, the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 15 and not more than 60 days prior to the Redemption Date to the holders of the Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note register. Such mailing shall be by first class mail. Any notice that is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Noteholder receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

              Each such notice shall specify the principal amount of each Note to be redeemed, the Redemption Date for such Note, the place of redemption and the Redemption Price at which such Notes are to be redeemed, and shall state that payment of the Redemption Price of the Notes or portions thereof to be redeemed will be made on surrender of the Notes to be redeemed at such place of redemption, that interest accrued and unpaid on such Notes or the portions thereof to be redeemed, as the case may be, to the Redemption Date for such Notes will be paid as specified in such notice, and that from and after such date interest thereon will cease to accrue. Such notice shall also state the then current Conversion Price and the date, determined pursuant to Article Four, on which the right to convert such Notes or portions thereof into Common Stock will expire. If fewer than all the Notes are to be redeemed, the notice shall specify the Notes or portions thereof to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed (which shall be $1,000 or any integral multiple thereof) and shall state that, upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued.

              Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.04) an amount of money sufficient to redeem on the redemption date all the Notes so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the applicable Redemption Price, together with interest accrued and unpaid to the date fixed for redemption. If any Note called for redemption is converted pursuant to the provisions of Article Four, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust.

              If fewer than all of the Notes are to be redeemed, the Company shall give the Trustee at least 45 days' notice (unless a shorter period shall be acceptable to the Trustee) in advance of the date fixed for redemption as to the aggregate principal amount of the Notes to be redeemed, and thereupon the Trustee shall select in its discretion the particular Notes to be redeemed as a whole or in part by lot or substantially equivalent method and shall thereafter promptly notify the Company in writing of the Notes (and in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed) so to be redeemed. Notes shall be redeemed only in denominations of $1,000 or any integral multiple of $1,000.

              If any Note selected for partial redemption is converted in part before the termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed (so far as may be) to be the portion selected for redemption.

              Upon any redemption of fewer than all Notes, the Company and the Trustee may treat as outstanding any Notes surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

              SECTION 3.03. Payment of Notes Called for Redemption; Deposit of
                            --------------------------------------------------
Redemption Price. If notice of redemption shall have been given as provided
----------------
above, such Notes or portions of Notes called for redemption shall, unless theretofore converted into Common Stock as provided in Article Four, become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, together with interest accrued and unpaid to the date fixed for redemption. On and after such date fixed for redemption, provided that the Company shall have deposited prior to such date fixed for redemption the amount sufficient to pay the Redemption Price together with interest accrued and unpaid to the date fixed for redemption in accordance with Section 3.02, interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes shall cease after the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.05 and 13.04, such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the Redemption Price, together with interest accrued and unpaid to the date fixed for redemption. On presentation and surrender of such Notes at such place of payment in such notice specified, provided that the Company shall have deposited prior to such date fixed for redemption the amount sufficient to pay the Redemption Price together with interest accrued and unpaid to the date fixed for redemption in accordance with
Section 3.02, such Notes or the specified portions thereof shall be paid and redeemed at the applicable Redemption Price, together with interest accrued and unpaid to the date fixed for redemption; provided, however, that any semi-annual
                                         --------  -------
payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of section 2.03 hereof.

              Upon surrender of any Note redeemed in part only, the Company shall execute and the Trustee shall register or cause to be registered on the Register and shall authenticate and deliver a new Note or Notes of authorized denominations in aggregate principal amount equal to the unredeemed portion of the Note so surrendered.

              The Trustee shall not mail any notice of redemption of Notes during the continuance of any Event of Default known to it, except that where notice of redemption of any Notes theretofore has been mailed, the Trustee, subject to the provisions of Article Ten, shall redeem such Notes; provided,
                                                                   --------
however, that funds have theretofore been deposited with it for such purpose.
-------

              If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, and interest shall have been paid or duly provided for.

              Any cash deposited in respect of Notes to be redeemed that are thereafter converted as provided in Article Four shall be returned to the Company as promptly as practicable after the date fixed for redemption.

                                  ARTICLE FOUR

                               Conversion of Notes
                               -------------------

              SECTION 4.01. Conversion Privilege. Subject to and upon compliance
                            --------------------
with the provisions of this Article Four, the holder of any Note shall have the right, at its option, at any time after the 60th day following the date of original issuance of Notes under this Indenture and on or prior to the close of business on March 15, 2002 (or if such Note or portion thereof is called for redemption prior to March 15, 2002, then in respect of such Note or portion thereof, to and including but not after the close of business on the date fixed for such redemption, unless the Company shall default in payment due upon redemption thereof), to convert the principal amount of any such Note, or any portion of such principal amount that is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Note or portion thereof to be converted by the Conversion Price in effect at such time and by surrender of the Note so to be converted in whole or in part, such surrender to be made in the manner provided in Section 4.02.

              SECTION 4.02. Manner of Exercise of Conversion Privilege. In order
                            ------------------------------------------
to exercise the conversion privilege, the holder of any Note to be converted in whole or in part shall surrender such Note at any of the offices or agencies to be maintained for such purpose by the Company pursuant to Section 5.02, accompanied by the funds, if any, required by the last paragraph of this Section, and shall give written notice of conversion in the form provided on the Note (or such other notice as is acceptable to the Company) to the Company at such office or agency that the holder elects to convert such Note or the portion thereof specified in such notice. Such notice shall also state the name or names, together with the address or addresses, in which the certificate or certificates for shares of Common Stock issuable in such conversion shall be issued. Each Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such Note is registered, be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or its duly authorized attorney and an amount sufficient to pay any transfer or similar tax. As promptly as practicable after the surrender of such Note and the receipt of such notice, instruments of transfer and funds, if any, as aforesaid, the Company shall issue and shall deliver at such office or agency to such holder, or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article Four and a check or cash in respect of any fractional interest in a share of Common Stock arising upon such conversion, as provided in Section 4.03. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, the Company shall execute and the Trustee shall register or cause to be registered on the Note register and shall authenticate and deliver to or upon the order of the holder of the Note so surrendered, at the expense of the Company, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

              Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such Note shall have been surrendered and such notice (and any applicable instruments of transfer and any required taxes and payments) shall have been received by the Company as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall have been surrendered and such notice (and any applicable instruments of transfer and any required taxes and payments) shall have been received by the Company.

              Any Note or portion thereof surrendered for conversion during the period beginning immediately after the close of business on the Regular Record Date for any Interest Payment Date and ending at the close of business on such Interest Payment Date shall be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided,
                                                               --------
however, that no such payment need be made if there shall exist at the time of
-------
conversion a default in the payment of interest on the Notes; provided further,
                                                              -------- -------
however, that no such payment need be made if such Note or portion thereof being
-------
converted shall have been called for redemption and the Redemption Date for such Note falls during the period beginning immediately after the close of business on such Regular Record Date and ending at the close of business on such Interest Payment Date. An amount equal to such payment shall be paid by the Company on such Interest Payment Date to the holder of such Note at the close of business on such Regular Record Date; provided, however, that if the Company shall
                             --------  -------
default in the payment of interest on such Interest Payment Date, such amount shall be paid to the person who made such required payment. Except as provided for above in this Section, no payment or adjustment shall be made for interest accrued on any Note converted or for any dividends or distributions on any shares of Common Stock issued upon the conversion of such Note as provided in this Article.

              SECTION 4.03. Cash Payments in Lieu of Fractional Shares. No
                            ------------------------------------------
fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes, or specified portions thereof to be converted, so surrendered. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of any Note or Notes, the Company shall pay to the holder of such Note an amount in cash (computed to the nearest cent) equal to the Daily Market Price thereof at the close of business on the business day next preceding the day of conversion multiplied by the fractional interest (expressed as a percentage) that otherwise would have been deliverable upon conversion of the Notes.

              SECTION 4.04. Adjustment of Conversion Price. The Conversion Price
                            ------------------------------
shall be as specified in the form of Note hereinabove set forth, subject to adjustment as provided below . The Conversion Price shall be adjusted from time to time by the Company as follows:

              (a) In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company that it would have owned or been entitled to receive immediately following such action had such Note been converted immediately prior to the occurrence of such action. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the holder of any Note thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed by the Company with the Trustee and with any conversion agent as soon as practicable) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

              (b) In case the Company shall issue rights, warrants or options to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share (as determined pursuant to subsection (g) of this Section 4.04) of the Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights, warrants or options by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options (immediately prior to such issuance) plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options (immediately prior to such issuance) plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any rights, warrants or options are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, warrants or options. In determining whether any rights, warrants or options entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, warrants or options, the value of such consideration, if other than cash, to be determined by the Board of Directors (whose determination shall be conclusive and shall be described in a certificate filed by the Company with the Trustee and with any conversion agent as soon as practicable); provided, however, that rights, warrants or options issued by the
              --------  -------
Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights, warrants or options (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events, shall, for purposes of this Section 4.04, not be deemed issued until the occurrence of the earliest such specified event.

                     (c) In case the Company shall distribute to all holders of its outstanding Common Stock any shares of a capital stock (other than Common Stock), evidence of its indebtness or assets (including securities and cash, but excluding any regular periodic cash dividend paid from surplus of the Company and dividends or distributions payable in stock for which adjustment is made pursuant to subsection (a) of this Section 4.04) or rights, warrants or options to subscribe for or purchase securities of the Company (excluding those referred to in subsection (b) of this Section 4.04), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the Current Market Price per share (as determined pursuant to subsection
           (g) of this Section 4.04) of the Common Stock less the fair market value on such record date (as determine by the Board of Directors, whose determination shall be conclusive and shall be described in a certificate filed by the Company with the Trustee and with any conversion agent as soon as practicable) of the portion of the capital stock or the evidence of indebtdness or the assets so distributed to the holder of one share of Common Stock or of such subscription rights. warrants or options applicable to one share of Common Stock, and of which the denomonator shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of Stockholders entitled to receive such distribution; provided,
                                                               --------
           however, that rights, warrants or options issued by the Company to
           -------
           all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of securities of the Company (excluding those referred to in subsection (b) of this Section 4.04), which rights, warrants or options (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified events or events, shall, for purposes of this Section
           4.04, not be deemed issued until the occurrence of the earliest such specified event.

                     (d) In case the Company shall issue to an Affiliate shares of its Common Stock at a net price per share less than the Current Market Price per share (as determined pursuant to subsection (g) of this Section 4.04) on the date the Company fixes the offering price of such additional shares, the Conversion Price shall be reduced immediately thereafter so that the same shall equal the price determined by multiplying such conversion price in effect immediately prior thereto by a fraction of which the numerator shall be number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price and the denominator shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made. This subsection (d) shall not apply to Common Stock issued to any Affiliate under a bona
                                    ----
           fide employee or director benefit plan adopted by the Board of
           ----
           Directors and approved by the holders of Common Stock when required by law.

                     (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Company's Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in subsection (c) of this Section 4.04 [or in connection with a transaction to which Section 4.09 applies]) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Company's Common Stock made exclusively in cash (excluding any cash that was distributed as part of a distribution referred to in subsection (c) or in connection with a transaction to which Section 4.09 applies) within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no conversion price adjustment pursuant to this subsection (e) has been made and
           (B) the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and shall be described in a certificate filed by the Company with the Trustee and with any conversion agent as soon as practicable) of other consideration payable in respect of any previous tender offer by the Company or a Subsidiary for the Company's Common Stock consummated within the 12 months preceding such distribution and in respect of which no adjustment pursuant to subsection (f) of this Section 4.04 has been made, exceeds 10% of the product of the Current Market Price per share (determined pursuant to subsection (g) of this Section 4.04) of the Common Stock on such date of determination times the number of shares of Common Stock outstanding on such date, the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price per share (determined pursuant to subsection (g) of this Section 4.04) of Common Stock on such date of determination less the amount of cash to be distributed at such time applicable to one share of Common Stock and the denominator of which shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date of determination.

                     (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Company's Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and shall be described in a certificate filed by the Company with the Trustee and with any conversion agent as soon as practicable) on the last time (the "Expiration Time") tenders may be made pursuant to such tender offer (as it may have been amended) that, together with the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and shall be described in a certificate filed by the Company with the Trustee and with any conversion agent as soon as practicable), of other consideration paid or payable in respect of any previous tender offer by the Company or a Subsidiary for all or any portion of the Company's Common Stock consummated within the 12 months preceding the consummation of such tender offer and in respect of which no conversion price adjustment pursuant to this paragraph
           (f) has been made, such cash plus the fair market value of other consideration to be calculated in each case as of the expiration of each such previous tender offer, exceeds 10% of the product of the Current Market Price per share (determined pursuant to subsection (g) of this Section 4.04) of the Common Stock at the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (i) the product of the Current Market Price per share (determined pursuant to subsection (g) of this Section 4.04) of the Common Stock at the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration paid or payable to stockholders based on the number of validly tendered shares to be purchased and not withdrawn prior to the Expiration Time (the number of shares so purchased being hereinafter referred to as the "Purchased Shares") and the denominator of which shall be the product of (i) such Current Market Price per share on the Expiration Time times (ii) such number of outstanding shares on the Expiration Time less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                     (g) For the purpose of any computation under subsections
           (b), (c), (d) (e) and (f) of this Section 4.04, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive business days ending on the last full trading day on the exchange or market referred to in determining such daily market prices prior to the Time of Determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or warrants, such distribution, such issuance of Common Stock to an Affiliate or such tender offer, as the case may be, through such last full trading day prior to the Time of Determination.

                     (h) In any case in which this Section 4.04 shall require that an adjustment be made immediately following a record date or an effective date, the Company may elect to defer (but only until five business days following the filing by the Company with the Trustee and any conversion agent of the certificate of independent public accountants required by subsection (j) of this Section 4.04) issuing to the holder of any Note converted after such record date or effective date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

                     (i) No adjustment in the Conversion Price shall be required to be made unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any
                                                  --------  -------
           adjustments that by reason of this subsection (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4.04 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 4.04 to the contrary notwithstanding, the Company shall be entitled to make such reduction in the Conversion Price, in addition to those adjustments required by this Section 4.04, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable to the recipients.

                     (j) Whenever the Conversion Price is adjusted as herein provided, (i) the Company shall promptly file with the Trustee and any conversion agent other than the Trustee a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Company) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company to the Noteholders in the manner provided in Section 16.10. Except as otherwise provided in Section 8.01, neither the Trustee nor any conversion agent shall be under any duty or responsibility with respect to the certificate required by this subsection (i) except to exhibit the same to any holder of Notes who requests to inspect it.

                     (k) In the event that at any time as a result of an adjustment made pursuant to subsection (a) of this Section 4.04, the holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article Four.

                     SECTION 4.05.  Notice to Holders Prior to Certain
                                    ----------------------------------
                     Corporate Actions.  In case:
                     -----------------

                     (a) the Company shall take any action that would require an adjustment in the Conversion Price pursuant to Section 4.04(c),
           (d), (e) or (f); or

                     (b) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights, which rights, warrants or options are exercisable upon the occurrence of a specified event or events; or

                     (c) there shall be any reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or any consolidation or merger to which the Company is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of the company is required, or any sale or transfer of all or substantially all of the assets of the Company; or

                     (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be filed with the Trustee and any conversion agent, and shall cause to be given to the Noteholders, in the manner provided in
Section 16.10, as promptly as possible, but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of the relevant dividend or distribution or, if a record is not to be taken, the date as of which the holders of Common

Stock of record to be entitled to such dividend or distribution are to be determined, or (ii) the date on which the relevant issuance of Common Stock to an Affiliate, tender offer, reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation, or winding-up is expected to become effective or occur, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding-up, if applicable. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subsection (a),
(b), (c) or (d) of this Section 4.05.

                     SECTION 4.06.  Reservation of Shares of Common Stock. The
                                    -------------------------------------
Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of Notes, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Notes not theretofore converted. For purposes of this Section 4.06, the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding Notes shall be computed as if at the time of computation all outstanding Notes were held by a single holder.

                     Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Notes, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

                     SECTION 4.07.  Shares Issued Upon Conversion.  The
                                    -----------------------------
Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issuance or delivery of shares of Common Stock upon conversion of Notes pursuant hereto; provided, however, that the Company
                                          --------  -------
shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock in a name other than that of the holder of the Notes to be converted and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

                     SECTION 4.08.  Covenants as to Common Stock.  The Company
                                    -----------------------------
covenants that all shares of Common Stock that may be delivered upon conversion of Notes will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

                     The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                     The Company further covenants that for so long as the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed all Common Stock issuable upon conversion of the Notes.

                     SECTION 4.09.  Consolidation or Merger or Sale of Assets.
                                    -----------------------------------------
Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Company is a party (other than a merger or consolidation in which the Company is the continuing corporation and in which the Company's Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash or the securities or other property of another corporation), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (other than in connection with a merger or acquisition), the corporation formed by such consolidation or the corporation whose securities, cash or other property will immediately after the merger or consolidation be owned, by virtue of the merger or consolidation by the holders of Common Stock of the company immediately prior to the merger, or the corporation that shall have acquired such assets or securities of the company, as the case may be, shall promptly execute and deliver to the Trustee a supplemental indenture providing that the holder of each Note then outstanding shall have the right thereafter to convert such Note into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such consolidation, merger, statutory exchange, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if
                                                               --------
the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (a "non-electing share"), then for the purposes of this
Section 4.09, the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for appropriate adjustment with respect to the rights of the holders of the Notes, to the end that the provisions set forth in this Article Four shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Notes. Any such adjustment shall be approved by a firm of independent public accountants, evidenced by a certificate to that effect delivered to the Trustee and any paying agent; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

                     The above provisions of this Section 4.09 shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

                     The Company shall give notice of the execution of such a supplemental indenture to the holders of Notes in the manner provided in Section
16.10 within 30 days after the execution thereof; provided, however, that such
                                                  --------  -------
notice need not be given if such information has been provided prospectively in the notice given pursuant to Section 4.05. Failure to give such notice, or any defects therein, shall not affect the legality or validity of any such supplemental indenture.

         SECTION 4.10.  Disclaimer of Responsibility for Certain Matters.
                        ------------------------------------------------
Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist that may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the listing or registration referred to in Section
4.08 or the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, cash or other property that may at any time be issued or delivered upon the conversion of any Note; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Note for the purpose of conversion or, subject to the provisions of Section 8.01, to comply with any of the covenants contained in this Article Four.

                                 ARTICLE FIVE

                      Particular Covenants of the Company
                      -----------------------------------

         SECTION 5.01.  Payment of Principal, Premium and Interest.  The
                        ------------------------------------------
Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the place, at the respective times and in the manner provided in the Notes and this Indenture.

         Each installment of interest on the Notes will be made (i) in respect of Notes held by the Depositary or its nominee, in same day funds on or prior to the respective Interest Payment Dates (but in no event later than 12:00 noon EST on any such Interest Payment Date), and (ii) in respect of Notes held of record by Noteholders other than the Depositary or its nominee, at the office of the Trustee in New York, New York or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 5.02; provided,
                                                                --------
however, that, at the option of the Company, interest on any Note held of record
-------
by Noteholders other than the Depositary or its nominee may be paid by mailing checks to the addresses of such Noteholders as such addresses appear in the Register.

         SECTION 5.02.  Office for Notices, Payments and Conversions, etc.  So
                        -------------------------------------------------
long as any of the Notes remain outstanding, the Company will maintain in the Borough of Manhattan, The City and State of New York, an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided, where the Notes may be presented for conversion, where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served and where the Notes may be presented for payment; provided, however, that the Company may maintain in such Borough one or more
--------  -------
other offices or agencies for any or all of the foregoing purposes. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee.

         The Company hereby initially appoints the corporate trust office of the Trustee in Boston, Massachusetts, which office at the date of the execution of this Indenture is located at 225 Franklin Street, Boston, Massachusetts 02110 as Registrar and paying agent and, as its office or agency in the Borough of Manhattan, The City and State of New York, State Street Bank and Trust Company, N.A., 61 Broadway, Concourse Level, Corporate Trust Window, New York, New York 10006.

         SECTION 5.03.  Appointments to Fill Vacancies in Trustee's Office.
                        --------------------------------------------------
The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 5.04.  Provision as to Paying Agent.  (a)  If the Company
                        ----------------------------
shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.04:

         (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, and interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes or the Trustee, as the case may be;

         (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of or premium, if any, or interest on the Notes when the same shall be due and payable; and

         (3) that it will at any time during the continuance of any such failure specified in subparagraph (2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

         The Company shall, before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

         (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal or premium, if any, or interest so becoming due, and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of or premium, if any, or interest on the Notes when the same shall become due and payable.

         (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained.

         (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to
Section 13.03 and 13.04.

         SECTION 5.05.  Annual Statement.  The Company will deliver to the
                        ----------------
Trustee within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that (a) a review of the activities of the Company during such year and of performance under this Indenture has been made under their supervision, and (b) to the best of their knowledge, based upon such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation and such default is continuing, specifying each such default of which the signers have knowledge, and the nature and status thereof.

                                  ARTICLE SIX

                      Noteholder Lists and Reports by the
                      -----------------------------------
                            Company and the Trustee
                            -----------------------

         SECTION 6.01.  Noteholder Lists.  The Company covenants and agrees
                        ----------------
that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes:

         (a) semi-annually, not more than 15 days after each Regular Record Date, as of such record date; and

         (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, as of a date not more than 15 days prior to the time such information is furnished;

provided, however, that so long as the Trustee shall be the Registrar, such list
-----------------
shall not be required to be furnished.

         SECTION 6.02.  Preservation and Disclosure of Lists.  (a)  The
                        ------------------------------------
Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.01 or maintained by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

         (b) In case three or more holders of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and submit therewith a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

         (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, or

         (2) inform such applicants as to the approximate number of holders of Notes whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to the information specified in subsection (b)(1) of this Section 6.02, the Trustee shall, upon the written request of such applicants, mail to each Noteholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Notes or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Securities and Exchange Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Noteholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every holder of the Notes, by receiving and holding the same, agrees with the Company and Trustee that neither the Company nor the Trustee nor any paying agent nor any Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of the Notes in accordance with the provisions of subsection (b) of this Section 6.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

         SECTION 6.03.  Reports by the Company.  (a)  The Company covenants and
                        ----------------------
agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may from time to time by rules and regulations prescribe) that the Company is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Securities and Exchange Commission, in accordance with rules and regulations prescribed from time to time by the Securities and Exchange Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          (c) The Company covenants and agrees to transmit, in the manner and to the extent provided in Section 6.04(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

          SECTION 6.04.  Reports by the Trustee.  (a) On or before July 15, 1997
                         ----------------------
and on or before July 15 in every year thereafter so long as any Notes remain outstanding hereunder, the Trustee shall transmit to the Noteholders and the Company, as hereinafter in this Section 6.04 provided, a brief report dated as of the preceding May 15 with respect to any of the following events that may have occurred within the previous twelve months (but if no such event has occurred within such period no report need be transmitted):

          (1)  any change to its eligibility and its qualifications under
     Section 310 of the Trust Indenture Act or Sections 8.08 or 8.09 hereof;

          (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) that remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent (0.5%) of the principal amount of the Notes outstanding on the date of such report;

          (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4) or
     (6) of subsection (b) of Section 8.13;

          (5) any change to the property and funds, if any, physically in the possession of the Trustee, as such, on the date of such report;

          (6) any additional issue of Notes that the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties under this Indenture that it has not previously reported and that in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.08.

          (b) Reports pursuant to this Section 6.04 shall be transmitted by mail to all Noteholders as the names and addresses of such Noteholders appear upon the registry books on the Company.

          (c) A copy of each such report shall, at the time of such transmission to Noteholders, be filed by the Trustee with each stock exchange, if any, upon which the Notes are listed and also with the Securities and Exchange Commission and the Company. The Company will notify the Trustee when and as the Notes become listed on any stock exchange.

          SECTION 6.05.  Rule 144A Information Requirement.  If at any time
                         ---------------------------------
prior to the Resale Restriction Termination Date, the Company is no longer subject to Section 13 or 15(d) of the Exchange Act, the Company will furnish to Noteholders or beneficial holders of the Notes and prospective purchasers of the Notes designated by the Noteholders, upon their request, information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act until the earlier of (i) the date on which the Notes and the underlying Common Stock are registered under the Securities Act or (ii) the Resale Restriction Termination Date.

                                  ARTICLE SEVEN

                     Remedies of the Trustee and Noteholders
                     ---------------------------------------
                               on Event of Default
                               -------------------

          SECTION 7.01.  Events of Default.  In case one or more of the
                         -----------------
following events (each, an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or pursuant to the subordination provisions of Article Ten, or to be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, whether or not such payment is prohibited by the subordination provisions of Article Ten, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable, either in connection with any redemption by declaration or otherwise, whether or not such payment is prohibited by the subordination provisions of Article Ten; or

          (c) default in the payment of Change of Control Repurchase Price in respect of any Note on the Repurchase Date therefor in accordance with the provisions of Article Fifteen, whether or not such payment is prohibited by the subordination provisions of Article Ten; or

          (d) failure to provide timely notice of a Change of Control as required by Article Fifteen; or

          (e) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture continued for a period of 45 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding; or

          (f) the occurrence of any defaults in payment of any principal of, interest on or premium in respect of any instrument or instruments evidencing or securing other indebtedness of the Company for borrowed money having an aggregate principal amount $25,000,000 or more that shall have occurred and be continuing and that (except in the case of a default in the payment of principal at maturity) shall have been accelerated, which acceleration shall not have been rescinded or annulled within 30 days after notice is given to the Company by the Trustee or to the Company and the Trustee by the holders of 25% or more in aggregate principal amount of the Notes; or

          (g) the Company, or any Material Subsidiary (as defined below) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due (unless such debts are the subject of a bona fide dispute); or
                                                  ---- -------

          (h) an involuntary case or other proceeding shall be commenced against the Company or any Material Subsidiary (as defined below) seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days;

then and in each and every such case (other than an Event of Default described in subsections (g) or (h) above), unless the principal of all of the Notes shall have already become due and payable, and subject to the provisions of Article Ten, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Noteholders), so long as the Event of Default shall be continuing, may declare the principal of all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable anything in this Indenture or the Notes contained to the contrary notwithstanding. However, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, if the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Notes and the principal of and premium, if any, on any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of interest and to the extent that payment of such interest is enforceable under applicable law and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and if any and all defaults under this Indenture (other than the nonpayment of principal of and premium, if any, and accrued interest on Notes that shall have become due by acceleration) shall have been remedied. No such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. In the case of an Event of Default described in subsection (g) or (h) above, all unpaid principal of and accrued interest on the Notes shall be due and payable immediately without any declaration or other act on the part of the Trustee or the holders of Notes.

          In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Notes shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Notes shall continue as though no such proceeding had been taken.

          For the purpose of this Section 7.01, the term "Material Subsidiary" shall mean, with respect to the Company, any Subsidiary of the Company that (i) for the most recent fiscal year of the Company accounted for more than 10% of the consolidated revenues of the Company, or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company, all as shown on the consolidated financial statements for such fiscal year.

          SECTION 7.02.  Payment of Notes on Default; Suit Therefor; Filing of
                         -----------------------------------------------------
Proofs of Claim. The Company covenants that (a) in case default shall be made in
---------------
the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of and premium, if any, on any of the Notes as and when the same shall become due and payable, whether at maturity of the Notes or in connection with any redemption, by declaration or otherwise; then, upon written demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have so become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred and any advances made by the Trustee hereunder other than through its negligence or bad faith.

          In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official shall have been appointed for or taken possession of the Company, the property of the Company or such other obligor, or in the case of any similar judicial proceedings relative to the Company or other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions (including participating as a member, voting or otherwise, of any committee of creditors appointed in the matter) as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation and expenses, including reasonable counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses and counsel fees out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other property that the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

          All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

          In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

          SECTION 7.03.  Application of Moneys Collected by Trustee.  Subject to
                         ------------------------------------------
the provisions of Article Ten, any moneys collected by the Trustee pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due to the Trustee under Section 8.06;

          SECOND: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto;

          THIRD: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and shall be unpaid, to the payment of the whole amount then owing and unpaid on the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid on the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whosoever may be lawfully entitled to the same, or as a court of competent jurisdiction may determine.

          SECTION 7.04.  Proceedings by Noteholders.  No holder of any Note
                         --------------------------
shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinabove provided, and unless the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request of the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such request has been given to the Trustee pursuant to Section 7.07 during such 60-day period by the holders of a majority in aggregate principal amount of the Notes then outstanding; it being understood and intended, and being expressly covenanted by the holder of every Note with every other holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of such Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Subject to the provisions of Article Ten, but notwithstanding any other provisions in this Indenture, the rights of any holder of any Note to receive payment of the principal of and premium, if any, and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates or to convert Notes in accordance with this Indenture shall not be impaired or affected without the consent of such holder.

          Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

          SECTION 7.05.  Proceedings by Trustee.  In case of an Event of Default
                         ----------------------
hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 7.06.  Remedies Cumulative and Continuing.  All powers and
                         ----------------------------------
remedies given by this Article Seven to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Noteholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this Article Seven or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

          SECTION 7.07.  Direction of Proceeding and Waiver of Defaults by
                         -------------------------------------------------
Majority of Noteholders.  The holders of a majority in aggregate principal
-----------------------
amount of the Notes at the time outstanding determined in accordance with
Section 9.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to
                                             --------  -------
the provisions of Section 8.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall be advised by counsel that the action or proceeding so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or would be unduly prejudicial to the rights of holders not joining in such directions.

          Prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive in writing any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock or (iii) a default in respect of a covenant or provision hereof that under Article Eleven cannot be modified or amended without the consent of the holders of all Notes then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing.

          SECTION 7.08.  Notice of Defaults.  The Trustee shall, within 90 days
                         ------------------
after the occurrence of a default, give to all Noteholders, in the manner provided in Section 16.10, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 7.08 and Section 8.01(d) being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e), (f), (g) and (h) of Section 7.01 not including periods of grace or the giving of any notice, or both, provided for therein); provided, however, that, except in the
                                        --------  -------
case of default in the payment of the principal of or premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

          SECTION 7.09.  Undertaking to Pay Costs.  All parties to this
                         ------------------------
Indenture agree, and each holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in aggregate more than 10% in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with this Indenture.

                                  ARTICLE EIGHT

                             Concerning the Trustee
                             ----------------------

          SECTION 8.01.  Duties and Responsibilities of Trustee.  The Trustee,
                         --------------------------------------
prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

               (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined as provided in Section 9.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

          (d) The Trustee shall not be deemed to have notice of any fact or matter with respect hereto, including without limitation, the occurrence of a default or Event of Default, unless such fact or matter is actually known to a Responsible Officer of the Trustee charged with responsibility for administering this Indenture or unless the Trustee is notified of such fact or matter in a writing received by the Trustee and making specific reference to this Indenture.

          None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 8.02.  Reliance on Documents, Opinions, etc.  Except as
                         ------------------------------------
otherwise provided in Section 8.01:

          (a) The Trustee may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Clerk or an Assistant Clerk of the Company;

          (c) the Trustee may consult with counsel and any written advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document, unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Notes then outstanding; provided, however, that if the payment within a reasonable
                   --------  -------
      time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation are, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03.  No Responsibility for Recitals, etc. The recitals
                           -----------------------------------
contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

            SECTION 8.04.  Trustee, Paying Agent, Conversion Agent or Note
                           -----------------------------------------------
Registrar May Own Notes. The Trustee, any paying agent, conversion agent or
-----------------------
Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights, subject to the provisions of Sections
8.08 and 8.13, it would have if it were not Trustee, paying agent, conversion agent or Registrar.

            SECTION 8.05.  Moneys to Be Held in Trust. Subject to the provisions
                           --------------------------
of Section 13.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder, except as otherwise agreed with the Company.

            SECTION 8.06.  Compensation and Expenses of Trustee. The Company
                           ------------------------------------
covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the

Company under this Section 8.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01(g) or (h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the United States bankruptcy laws.

            SECTION 8.07. Officers' Certificate as Evidence. Except as otherwise
                          ---------------------------------
provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture in reliance thereon.

            SECTION 8.08. Conflicting Interest of Trustee. If the Trustee has or
                          -------------------------------
shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

            SECTION 8.09. Eligibility of Trustee. The Trustee hereunder shall at
                          ----------------------
all times be

            (a) a corporation organized and doing business under the laws of the United States, any State or territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, State or District of Columbia or territorial authority, or

            (b) a corporation or other person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Notes. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

            SECTION 8.10. Resignation or Removal of Trustee. (a) The Trustee may
                          ---------------------------------
at any time resign by giving written notice of such resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least
                              ---- ----
six months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper appoint a successor Trustee.

            (b)   In case at any time any of the following shall occur:

            (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 8.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

            (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

            (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 7.09, any Noteholder who has been a bona fide holder of a
                                                          ---- ----
Note or Notes for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

            (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may, by giving written notice to the Company and the Trustee, at any time remove the Trustee and nominate a successor Trustee which shall be deemed appointed as successor Trustee unless within 10 days after such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 8.10 provided, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (d) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.11.

            SECTION 8.11.  Acceptance by Successor Trustee. Any successor
                           -------------------------------
Trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 8.06.

            No successor Trustee shall accept appointment as provided in this
Section 8.11 unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 8.11, the Company shall mail notice of the succession of such Trustee hereunder to all holders of the Notes as the names and addresses of such holders appear on the registry books. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

            SECTION 8.12.  Succession by Merger, etc. Any corporation into which
                           -------------------------
the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 8.08 and eligible under the provisions of
Section 8.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificates of the Trustee shall have; provided, however, that the right to adopt
                           --------  -------
the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            SECTION 8.13. Limitation on Rights of Trustee as a Creditor. (a)
                          ---------------------------------------------
Subject to the provisions of subsection (b) of this Section 8.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Notes within three months prior to a default, as defined in subsection (c) of this Section 8.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Notes, and the holders of other indenture securities (as defined in paragraph (2) of subsection (c) of this Section 8.13)

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection (a), or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and
                   -------  -------
      its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

            (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the
                                        ---- ----
      Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law;

           (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

           (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 8.13, would occur within three months; or

            (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

            For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

            If the Trustee shall be required to account for the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Noteholders and the holders of other indenture securities in such manner that the Trustee, the Noteholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership, or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Noteholders, and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Noteholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Noteholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee who has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim that would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three-month period; and

            (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

            (b) There shall be excluded from the operation of subsection (a) of this Section 8.13 a creditor relationship arising from

            (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Noteholders at the time and in the manner provided in Section 6.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) any indebtedness created as a result of services rendered or premises rented; or any indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this
      Section 8.13;

            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 8.13.

            (c)   As used in this Section 8.13:

            (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable;

            (2) the term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture
      Act) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 8.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account;

            (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

            (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided, however, that
                                                        --------  -------
      the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

            (5)   the term "Company" shall mean any obligor upon the Notes.

                                  ARTICLE NINE

                          Concerning the Noteholders
                          --------------------------

            SECTION 9.01.  Action by Noteholders. Whenever in this Indenture it
                           ---------------------
is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

            SECTION 9.02. Proof of Execution by Noteholders. Subject to the
                          ---------------------------------
provisions of Sections 8.01 and 8.02, proof of the execution of any instruments by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the registry of such Notes or by a certificate of the Note registrar.

            SECTION 9.03.  Who Are Deemed Absolute Owners. The Company, the
                           ------------------------------
Trustee, any paying agent, conversion agent and Registrar may deem the person in whose name any Notes shall be registered upon the Register to be, and may treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on such Note, for the conversion of such Note, and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All such payments and all such conversions shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for money payable upon any such Note.

            SECTION 9.04.  Company-Owned Notes Disregarded. In determining
                           -------------------------------
whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent or waiver under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided, however, that for the purposes of determining whether
               --------  -------
the Trustee shall be protected in relying on any such direction, consent or waiver only Notes that the Trustee knows are so owned shall be so disregarded.

            SECTION 9.05.  Revocation of Consents; Future Holders Bound. At any
                           --------------------------------------------
time prior to (but not after) the evidencing to the Trustee, as provided in
Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note the serial number of which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Note. Except as aforesaid any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

            SECTION 9.06.  Record Date for Noteholder Acts. If the Company shall
                           -------------------------------
solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by resolution of the Board of Directors, fix in advance a record date for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, which date shall not be more than 15 days prior to the date of commencement of solicitation of such action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purposes of determining whether Noteholders of the requisite proportion of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of the record date; provided, however, that no such authorization,
                                --------  -------
agreement or consent by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                  ARTICLE TEN

                            Subordination of Notes
                            ----------------------

            SECTION 10.01. Notes Subordinate to Senior Indebtedness. The
                           ----------------------------------------
Company, for itself, its successors and assigns, covenants and agrees, and each Noteholder, by its acceptance thereof, likewise covenants and agrees, that all Notes issued hereunder shall be subordinated and subject, to the extent and in the manner herein set forth, in right of payment to the prior payment in full of all Senior Indebtedness. The provisions of this Article are made for the benefit of all holders of Senior Indebtedness, and any such holder may proceed to enforce such provisions.

            SECTION 10.02.  Payments to Noteholders. (a) In the event of (x) any
                            -----------------------
insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (y) any liquidation, dissolution or other winding-up of the Company, whether total or partial, whether voluntary or involuntary and whether involving insolvency or bankruptcy, or (z) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event:

            (i) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the holders of the Notes are entitled to receive any payment on account of principal of, premium, if any, or interest on the Notes (other than payment (a "Permitted Payment") consisting solely of shares of stock of the Company as reorganized or adjusted or securities or indebtedness of the Company or any other person provided by a plan of reorganization or adjustment, the payment of which is subordinated, at least to the same extent as the Notes, to the payment of all Senior Indebtedness that may at the time be outstanding; provided,
                                                                      --------
      however, that the rights of the holders of the Senior Indebtedness are not
      -------
      altered adversely by such reorganization or adjustment); and

            (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Noteholders or the Trustee would be entitled but for the provisions of this Article Ten, including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes (other than a Permitted Payment), shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver, liquidating trustee, custodian, assignee, agent or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued to the extent necessary to make payment in full of all amounts payable on or in respect of Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness; and

            (iii) in the event that, notwithstanding the foregoing provisions of this Section 10.02, the Trustee or the holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes, before all amounts payable on or in respect of Senior Indebtedness is paid in full or payment in full is provided for, then and in such event such payment or distribution (other than a Permitted Payment) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all amounts payable on or in respect of Senior Indebtedness remaining unpaid, to the extent necessary to pay in full all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

           The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all its properties and assets as an entirety to another person upon the terms and conditions set forth in Article Twelve shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 10.02 if the person formed by such consolidation or into which the Company is merged or that acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Twelve.

           (b) (i) In the event of and during the continuation of any default in the payment when due of principal of, or premium, if any, or interest on any Senior Indebtedness or (ii) in the event that any other default with respect to any Senior Indebtedness shall have occurred and be continuing, then no payment shall be made by the Company on account of the principal of, or premium, if any, or interest on the Notes or on account of the purchase or redemption or other acquisition of Notes (x) in the case of any event of default described in subclause (i) above, unless and until the Senior Indebtedness to which such event of default relates is discharged or such event of default shall have been cured or waived or shall have ceased to exist or the holders of such Senior Indebtedness or their agents have waived the benefits of this Section 10.02(b), and (y) in the case of any event of default specified in clause (ii) above, from the date the Company or the Trustee receives written notice of such default (a "Senior Default Notice") from the holders of at least 25% in principal amount of the kind or category of Senior Indebtedness to which such event of default relates or any representative of such holders until the earlier of (A) 180 days after such date or (B) the date, if any, on which the Senior Indebtedness to which such default relates is discharged or such default shall have been cured or waived or shall have ceased to exist or the holders of such Senior Indebtedness or their agents shall have waived the benefits of this Section 10.02(b); provided, however, that not more than one Senior Default Notice shall
          --------  -------
be given during any period of 360 consecutive days, regardless of the number of defaults with respect to Senior Indebtedness during such 360-day period.

           In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or to any Noteholder prohibited by the foregoing provisions of this Section 10.02(b), then, and in such event, such payment shall be paid over and delivered forthwith to the Company.

           The provisions of this subsection (b) shall not apply to any payment with respect to which subsection (a) would be applicable.

           (c) Notwithstanding anything in this Indenture to the contrary, neither the Trustee nor any Noteholder shall exercise any right either may have to accelerate the maturity of the Notes at any time when payment of any amount owing on the Notes is prohibited, in whole or in part, pursuant to Section 10.02(a) or (b); provided, however, that such right may nevertheless be so
                 --------  -------
exercised upon the earliest of (i) the acceleration of the maturity of any Senior Indebtedness, (ii) the exercise by any holder of Senior Indebtedness of any remedies available to it upon a default or an Event of Default with respect to Senior Indebtedness, or (iii) the occurrence of an Event of Default described in Section 7.01(e) or (f).

           (d) No holder of Senior Indebtedness shall be prejudiced in its right to enforce subordination of the Notes by any act or failure to act on the part of the Company.

           (e) Without notice to or the consent of the Noteholders or the Trustee the holders of Senior Indebtedness may at any time and from time to time, without impairing or releasing the subordination herein made: change the manner, place or terms of payment, or change or extend the time of payment of or renew or alter the Senior Indebtedness, or amend or supplement in any manner any instrument evidencing the Senior Indebtedness, any agreement pursuant to which the Senior Indebtedness was issued or incurred or any instrument securing or relating to the Senior Indebtedness; release any person liable in any manner for the payment or collection of the Senior Indebtedness; exercise or refrain from exercising any rights in respect of the Senior Indebtedness against the Company or any other person; apply any moneys or other property paid by any person or released in any manner to the Senior Indebtedness; or accept or release any security for the Senior Indebtedness.

           (f) Subject to the payment in full of all Senior Indebtedness, the Noteholders shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that, by its express terms, ranks on a parity with the Notes and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions on the Senior Indebtedness pursuant to this Section that otherwise would have been payable to the Noteholders shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, be deemed to be a payment by the Company to or on account of Senior Indebtedness, and no payments or distributions by the Trustee or the holders of the Notes over to the holders of Senior Indebtedness of cash, property or securities by virtue of the subrogation provided in this Article Ten shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, be deemed to be a payment to or on account of the Notes. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair the obligation of the Company, which is unconditional and absolute, to pay the principal of and premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company otherwise payable or delivered to the Trustee or such Noteholder upon the exercise of any such remedy.

           (g) Upon any payment or distribution pursuant to this Section 10.02, the Trustee and the Noteholders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section are pending, and the Trustee, subject to the provisions of Section 8.01, and the Noteholders, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making such payment or distribution delivered to the Trustee or to the Noteholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

           (h) Nothing contained in this Article or elsewhere in this Indenture, or in any of the Notes, shall prevent (x) the application by the Trustee or any paying agent (including by the Company if the Company shall then be acting as paying agent) of any moneys deposited with it hereunder to the payment of or on account of the principal of and premium, if any, or interest on Notes, including, without limitation, redemptions or repurchases pursuant to Articles Three or Fifteen, if, at the time of such deposit (provided that the time of such deposit was not more than 10 days prior to the time of such payment), such payment would not have been prohibited by the foregoing provisions of this Section, or (y) conversion of Notes.

           SECTION 10.03.  Authorization by Noteholders.  The holder of each
                           ----------------------------
Note by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the holders of Notes and the holders of Senior Indebtedness as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

           SECTION 10.04.  Trustee Not Charged with Knowledge of Prohibition.
                           -------------------------------------------------
Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject to the provisions of Section 8.01, the Trustee and any paying agent shall not be charged with knowledge of the existence of any Senior Indebtedness, or of any default in the payment of the principal of, premium, if any, or interest on any Senior Indebtedness, or of any facts that would prohibit the making of any payment of moneys to or by the Trustee or any such paying agent, unless and until the Trustee or such paying agent shall have received written notice thereof from the Company or the holders in aggregate of at least 10% in principal amount of any kind or category of any Senior Indebtedness or the representative or trustee of such holders; nor shall the Trustee or any such paying agent be charged with knowledge of the curing of any such default or of the elimination of the act or condition preventing any such payment unless and until the Trustee or such paying agent shall have received an Officers' Certificate to such effect.

           SECTION 10.05.  Rights of Trustee as Holder of Senior Indebtedness.
                           --------------------------------------------------
The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Section 8.13, or elsewhere in this Indenture, shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.06.

           SECTION 10.06.  Trustee Not Fiduciary for Holders of Senior
                           -------------------------------------------
Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the
------------
holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Noteholders or the Company or any other person moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

           SECTION 10.07.  Article Applicable to Paying Agents.  In case at any
                           -----------------------------------
time any paying agent other than the Trustee shall have been appointed by the Company and be acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 10.04,
                                        --------  -------
10.05 and 10.06 shall not apply to the Company if it acts as paying agent.

                                 ARTICLE ELEVEN

                             Supplemental Indentures
                             -----------------------

           SECTION 11.01.  Supplemental Indentures Without Consent of
                           ------------------------------------------
Noteholders. The Company, when authorized by resolution of the Board of
-----------
Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

           (a) to make provisions with respect to the conversion rights of holders of Notes pursuant to the provisions of Section 4.09;

           (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve;

           (c) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of the Notes as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect
                                            --------  -------
     of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

           (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not materially adversely affect the interests of the holders of the Notes; and

           (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date of execution of this Indenture or any corresponding provisions provided for in any similar federal statute hereafter enacted.

           The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           Any supplemental indenture authorized by the provisions of this
Section 11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.02.

           SECTION 11.02.  Supplemental Indentures with Consent of Noteholders.
                           ---------------------------------------------------
With the consent (evidenced as provided in Section 9.01) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such
                                        --------  -------
supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or any premium or interest thereon payable in any coin or currency other than that provided for in the form of Note hereinabove set forth or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders, or impair the right to convert the Notes into Common Stock or to require the Company to repurchase the Notes upon the occurrence of a Change of Control, subject to the terms set forth herein, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

           Upon the request of the Company, accompanied by a copy of the resolution of the Board of Directors certified by its Clerk or an Assistant Clerk authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

           It shall not be necessary for the consent of the Noteholders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

           Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 11.02, the Company shall give notice in the manner provided in Section 16.10, setting forth in general terms the substance of such supplemental indenture, to all holders of Notes. Any failure of the Company so to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

           SECTION 11.03.  Compliance With Trust Indenture Act; Effect of
                           ----------------------------------------------
Supplemental Indentures. Any supplemental indenture executed pursuant to the
-----------------------
provisions of this Article Eleven shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

           SECTION 11.04.  Notation on Notes.  Notes authenticated and delivered
                           -----------------
after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modifications of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding without cost to the holders thereof.

           SECTION 11.05.  Evidence of Compliance of Supplemental Indenture to
                           ---------------------------------------------------
Be Furnished To Trustee. The Trustee, subject to the provisions of Sections 8.01
-----------------------
and 8.02, shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel that any supplemental indenture executed pursuant hereto is authorized by, and complies with the requirements of, this Article Eleven.

                                 ARTICLE TWELVE

                         Consolidation, Merger and Sale
                         ------------------------------

           SECTION 12.01.  Company May Consolidate, etc., on Certain Terms.  The
                           -----------------------------------------------
Company will not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company will not permit any Person to consolidate with or merge into the Company unless

           (a) in case the Company shall consolidate with or merge into another Person (whether or not affiliated with the Company) or convey, transfer or lease all or substantially all of its properties and assets to another Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company is a corporation, partnership or trust organized and validly existing under the laws of the United States, any State thereof or the District of Columbia and expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on the Notes and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with
     Section 4.09;

           (b) immediately after giving effect to such consolidation, merger, conveyance, transfer or lease, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default will have occurred and be continuing;

           (c) such consolidation, merger, conveyance, transfer or lease does not adversely affect the validity or enforceability of the Notes; and

           (d) the Company or the successor Person has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

           SECTION 12.02.  Successor Corporation to Be Substituted.  In case of
                           ---------------------------------------
any such consolidation, merger, conveyance, transfer or lease, and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and the Company shall thereupon be released from all obligations hereunder and under the Notes and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of EMC Corporation any or all of the Notes issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of execution hereof.

           In case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

           SECTION 12.03.  Opinion of Counsel to be Given Trustee.  The Trustee,
                           --------------------------------------
subject to Sections 8.01 and 8.02, shall be entitled to receive and shall be fully protected in relying upon an Opinion of Counsel that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article Twelve.

                                ARTICLE THIRTEEN

                     Satisfaction and Discharge of Indenture
                     ---------------------------------------

           SECTION 13.01.  Discharge of Indenture.  When (a) the Company shall
                           ----------------------
deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.06) and not theretofore cancelled, or (b) all the Notes not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.06) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, any moneys for the payment of the principal of and premium, if any, or interest on the Notes (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of Section 13.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on the Notes, and the other rights, duties and obligations of Noteholders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder) and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.06 shall survive.

           SECTION 13.02.  Deposited Moneys to Be Held in Trust by Trustee.
                           -----------------------------------------------
Subject to Section 13.04 and Article Ten, all moneys deposited with the Trustee pursuant to Section 13.01 shall be held in trust and applied by it to the payment in accordance with the provisions of the Notes and this Indenture, either directly or through any paying agent (including the Company if acting as its own paying agent), as the Trustee may determine, to the holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

           SECTION 13.03.  Paying Agent to Repay Moneys Held.  Upon the
                           ---------------------------------
satisfaction and discharge of this Indenture, all moneys then held by any paying agent (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

           SECTION 13.04.  Return of Unclaimed Moneys.  Any moneys deposited
                           --------------------------
with or paid to the Trustee or any paying agent for payment of the principal of or premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for six years after the date upon which the principal of or premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or any paying agent on demand; and the holder of any of the Notes shall thereafter look only to the Company for any payment that such holder may be entitled to collect; provided, however, that the Trustee or any paying agent, before being required
--------  -------
to make any such repayment, may at the expense of the Company cause to be mailed to each such holder in the manner provided in Section 16.10 or cause to be published once a week for two successive weeks (in each case on any day of the week) a notice that said moneys have not been so applied and that after a date specified therein any unclaimed balance of said moneys then remaining will be returned to the Company. Any such notice shall be published in a newspaper printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the Borough of Manhattan, The City and State of New York.

                                ARTICLE FOURTEEN

                    Immunity of Incorporators, Stockholders,
                    ---------------------------------------
                             Officers and Directors
                             ----------------------

           SECTION 14.01.  Indenture and Notes Solely Corporate Obligations.
                           ------------------------------------------------
No recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based therein or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture or in any supplemental indenture, or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                 ARTICLE FIFTEEN

                     Redemption at the Option of Noteholders
                     ---------------------------------------
                   Upon the Occurrence of a Change of Control
                   ------------------------------------------

           SECTION 15.01.  Right of Holders Upon the Occurrence of a Change of
                           ---------------------------------------------------
Control. In the event that a Change of Control occurs, each holder of Notes
-------
shall have the right, at the holder's option, and subject to the conditions of this Article Fifteen and subject to the provisions of Article Ten, to require the Company to purchase all or any part (which shall be $1,000 or a whole multiple thereof) of such holder's Notes, on the date that is 40 business days after the occurrence (or, in the case of a Change of Control referred to in clause (b) of the definition thereof, after notice to the Company) of the Change of Control (the "Repurchase Date"), at 100% of the principal amount thereof, plus interest accrued and unpaid to the Repurchase Date (provided that if the Repurchase Date is on or subsequent to the date on which interest is otherwise payable on the Notes, such interest shall be payable to the holders of the Notes as of the applicable record date for such interest payment) (the "Change of Control Repurchase Price").

           SECTION 15.02.  Notice of Change of Control.  Within 20 business days
                           ---------------------------
after the occurrence (or, in the case of a Change of Control referred to in clause (b) of the definition thereof, after notice to the Company) of a Change of Control, the Company shall mail (by first-class mail) to the Trustee and each holder of Notes a notice that shall state:

           (1) that a Change of Control has occurred and describe such Change of Control in reasonable detail;

           (2)   the Repurchase Date;

           (3)   the Change of Control Repurchase Price;

           (4) that holders who want to exercise their right to cause Notes to be purchased by the Company on the Repurchase Date must deliver to the Trustee prior to the close of business on the Repurchase Date an exercise notice satisfying the requirements described in the form of Note hereinabove set forth and in Section 15.03, together with the Notes with respect to which the right is being exercised, duly endorsed for transfer;

           (5) the procedures for withdrawing such exercise notice, including a form of notice of withdrawal; and

           (6) that interest on Notes (or portions thereof) with respect to which the right is exercised shall cease to accrue from and after the Repurchase Date.

           Neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. The Company also shall cause a copy of such notice to be published in a newspaper of general circulation in the Borough of Manhattan, The City and State of New York, which shall be the Wall Street Journal unless it is not then so circulated.

          SECTION 15.03. Notice of Exercise. For a holder to exercise the right
                         ------------------
to cause the Company to purchase a Note, such holder must deliver to the Trustee an exercise notice satisfying the requirements described in the form of Note hereinabove set forth, together with the Note with respect to which the right is being exercised, duly endorsed for transfer.

          Such notice of exercise and such Note must be delivered no later than, and the right of holders to exercise the purchase right will terminate, as of the close of business on the Repurchase Date and the Company will not be obligated to purchase any Notes presented and surrendered from and after such termination date.

          Notwithstanding anything herein to the contrary, any holder who delivers to the Trustee an exercise notice satisfying the foregoing requirements shall have the right to withdraw such notice by delivering a written notice of withdrawal to the Trustee at any time prior to the close of business on the Repurchase Date.

          SECTION 15.04. Effect of Exercise. With respect to each Note (or
                         ------------------
portion thereof) that has been presented and surrendered and as to which notice has been given to the Trustee of the holder's exercise of its right to cause the Company to purchase the same in accordance with Section 15.03, such Note (or portion thereof) shall become due and payable on the Repurchase Date. Subject to Article Ten, such Note (or portion thereof) shall be purchased by the Company at 100% of the principal amount thereof, together with interest accrued and unpaid thereon to the Repurchase Date. Interest on such Note (or portion thereof) shall cease to accrue from and after the Repurchase Date (unless the Company shall default in the payment of any such Note at the purchase price, together with interest accrued thereon to the Repurchase Date).

          If a Note is to be purchased in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, after the purchase of the relevant part, a new Note or Notes in authorized denominations in aggregate principal amount equal to the portion of the Note not purchased.

                                ARTICLE SIXTEEN

                           Miscellaneous Provisions
                           ------------------------

          SECTION 16.01. Provisions Binding on Company's Successors. All the
                         ------------------------------------------
covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 16.02. Official Acts by Successor Corporation. Any act or
                         --------------------------------------
proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

          SECTION 16.03. Addresses for Notices, etc. Any notice or demand that
                         --------------------------
by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company may be given or served by registered or certified mail (until another address is filed by the Company with the Trustee) to EMC Corporation, 171 South

Street, Hopkinton, Massachusetts 01748, to the attention of the Clerk. Any notice, direction, request, or demand by any Noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the corporate trust office of the Trustee, as defined in Section 1.01, or such other address of the Trustee as shall have been set forth in a notice from the Trustee transmitted by mail to all holders of Notes, as their names and addresses appear on the Note register of books of the Company.

          SECTION 16.04. GOVERNING LAW. THIS INDENTURE AND EACH NOTE SHALL BE
                         -------------
DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          SECTION 16.05. Officers' Certificates and Opinions of Counsel. Upon
                         ----------------------------------------------
any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that each person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with.

          SECTION 16.06. Legal Holidays. In any case where the date of maturity
                         --------------
of, or payment of premium, if any, or interest on or principal of the Notes or the date fixed for redemption of any Note or the last day on which a Noteholder has the right to convert its Note at a particular Conversion Price is not a business day, then payment of such interest or principal or premium, if any, or conversion of the Note need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption or the last day for conversion, and, in the case of payment, no interest shall accrue for the period from and after such date.

          SECTION 16.07. Trust Indenture Act to Control. If and to the extent
                         ------------------------------
that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, through the operation of Section 318(c) thereof, such imposed duties shall control.

          SECTION 16.08. Table of Contents, Headings, etc. The table of contents
                         --------------------------------
and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 16.09. Execution in Counterparts. This Indenture may be
                         -------------------------
executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          SECTION 16.10. Manner of Mailing Notice to Noteholders. Where this
                         ---------------------------------------
Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Noteholder affected by such event, at its address as it appears on the Register referred to in Section 2.05, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for all purposes hereunder.

          SECTION 16.11. No Security Interest Created. Nothing in this Indenture
                         ----------------------------
or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

          SECTION 16.12. Benefits of Indenture. Nothing in this Indenture or in
                         ---------------------
the Notes, express or implied, shall give to any person, other than the parties hereto, any paying agent, any Registrar and their successors hereunder, the holders of Notes and the holders of Senior Indebtedness any benefit or any legal or equitable right, remedy or claim under this Indenture.

          State Street Bank and Trust Company hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto fixed and attested, all as of the day and year first written above.

                                      EMC CORPORATION

                                      By:
                                         -------------------------------------
                                         William J. Teuber, Jr.
                                         Vice President and Chief Financial
                                         Officer

Attest:

By
  -------------------------------
   Paul T. Dacier
   Vice President, General Counsel and
   Assistant Clerk

                                      STATE STREET BANK AND TRUST
                                      COMPANY, as Trustee

                                      By
                                        --------------------------------
                                         Jill Olson
                                         Assistant Vice President

                             CROSS - REFERENCE TABLE




Section of Trust-Indenture Act                             Section of Indenture
------------------------------                             --------------------
310  (a)(1), (2) and (5).................................  8.09
     (a)(3) and (4)......................................  Not applicable
     (b).................................................  8.08
     (c).................................................  Not applicable
311  (a) and (b).........................................  8.13
312  (a).................................................  6.01 and 6.02(a)
     (b).................................................  6.02(b)
     (c).................................................  6.02(c)
313  (a).................................................  6.04(a)
     (b).................................................  6.04(b)
     (c).................................................  6.04(c)
     (d).................................................  6.04(d)
314  (a)(1)..............................................  6.03(a)
     (a)(2)..............................................  6.03(b)
     (a)(3)..............................................  6.03(c)
     (a)(4)..............................................  5.05
     (b).................................................  Not applicable
     (c)(1) and (2)......................................  16.05
     (c)(3)..............................................  Not applicable
     (d).................................................  Not applicable
     (e).................................................  16.05
315  (a),(c) and (d).....................................  8.01 and 8.02
     (b).................................................  7.08
316  (a)(1)..............................................  7.01 and 7.07
     (a)(2)..............................................  Omitted
     (a) last sentence...................................  9.04
317  (a)(1) and (2)......................................  7.02
     (b).................................................  5.04
318  (a)................................................. 16.07


          This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       EXHIBIT A
                                                                       ---------

[FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF NOTES]

                     CERTIFICATE FOR EXCHANGE OR TRANSFER

Re:  3 1/4% Convertible Subordinated Notes due 2002

              This certificate relates to $______________ principal amount of Notes held in *__________________ book-entry or *________________ definitive form by ____________ (the "Transferor").

The Transferor:*

              [_]   has requested the Trustee by written order to deliver in
exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

              [_]   has requested the Trustee by written order to deliver in
exchange for its Security or Securities a beneficial interest in a Global Note held by the Depositary in a principal amount equal to the aggregate principal amount of such Note or Notes; or

              [_]   has requested the Trustee by written order to exchange or
register the transfer of a Note or Notes.

              In connection with such request and in respect of each such security, the Transferor does hereby certify to the Company and the Trustee that Transferor is familiar with the Indenture relating to the above captioned Notes and, as provided in Section 2.05 of such Indenture, the transfer of this Note does not require registration under the Securities Act (as defined below) because/*/:

              [_]   Such Note is being acquired for the Transferor's own
account, without transfer (in satisfaction of Section 2.05(b)(ii)(A) or Section 2.05(f)(i)(A) of the Indenture).

              [_]   Such Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A or pursuant to an exemption from registration in accordance with Regulation S under the Securities Act (in satisfaction of Section 2.05(b)(ii)(B), Section 2.05(c)(i), Section 2.05(d)(i),
Section 2.05(f)(i)(B), Section 2.05(g)(iii) or Section 2.05(h)(iii) of the Indenture). An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.05(b)(ii)(B),

---------------------------
*     Check applicable box.

Section 2.05(c)(i), Section 2.05(d)(i), Section 2.05(f)(i)(B), Section 2.05(g)(iii) or Section 2.05(h)(iii) of the Indenture).

              [_]   Such Note is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 2.05(b)(ii)(B), Section 2.05(f)(i)(B) or Section 2.05(k)(ii) of the Indenture). If such Note is being transferred in accordance with Rule 144 under the Securities Act, an opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.05(b)(ii)(B), Section 2.05(f)(i)(B) or Section 2.05(k)(ii) of the Indenture).

              [_]   Such Note is being transferred to an "accredited investor"
(as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is an institutional investor (in satisfaction of Section 2.05(b)(ii)(C) or 2.05(f)(i)(C) of the Indenture). A signed letter containing certain representations and agreements relating to the restrictions on transfer of such Note substantially in the form of Exhibit B to the Indenture and an opinion of counsel to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate (in satisfaction of Section 2.05(b)(ii)(C) or 2.05(f)(i)(C) of the Indenture).

              [_]   Such Note is being transferred in reliance on and in
compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.05(b)(ii)(D) or Section 2.05(f)(i)(D) of the Indenture).

              You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                             ---------------------------------
                                             [INSERT NAME OF  TRANSFEROR]


                                             By:
                                                ------------------------------

              Date:
                   --------------------

                                                                       EXHIBIT B
                                                                       ---------

[FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS]


EMC Corporation
171 South Street
Hopkinton, MA  01748

Smith Barney Inc.
Alex. Brown & Sons Incorporated
Morgan Stanley & Co. Incorporated
      As Initial Purchasers
c/o Smith Barney Inc.
388 Greenwich Street
New York, NY  10013

Gentlemen:

      We are delivering this letter in connection with an offering of 3 1/4% Convertible Subordinated Notes due 2002 (the "Notes"), which are convertible into shares of the Common Stock, $0.01 par value (the "Common Stock"), of EMC Corporation (the "Company"), all as described in the Offering Memorandum (the "Offering Memorandum") relating to the offering.

      We hereby confirm that:

            (i) we are an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

            (ii) (A) any purchase of Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

            (iii) in the event that we purchase any Notes, we will acquire Notes having a minimum principal amount of not less than $250,000 for our own account or for any separate account for which we are acting;

            (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Notes;

            (v) we are not acquiring the Notes with a view to distribution thereof or with any present intention of offering or selling Notes or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

            (vi) we have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Notes.

            We understand that the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and any applicable state securities laws and that the Notes and the shares of Common Stock issuable upon conversion thereof have not been registered under such laws, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that if in the future we decide to resell or otherwise transfer such Notes or the Common Stock issuable upon conversion thereof, such Notes or Common Stock may be resold or otherwise transferred only (a) to the Company, or any of its subsidiaries, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act to a person who is or who the holder reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act ("QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an Institutional Accredited Investor that, prior to such transfer, furnishes to the transfer agent or registrar for such securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such securities (the form of which letter can be obtained from such transfer agent or registrar), (e) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to any applicable securities laws. We further agree to provide any person purchasing from us any of the Notes or the Common Stock issuable upon conversion thereof other than pursuant to clause (b) above a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the registrar and transfer agent for the Notes and the Common Stock will not be required to accept for registration of transfer any Notes or any shares of Common Stock issued upon conversion of the Notes except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Notes and any certificates representing Common Stock will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates representing Common Stock transferred pursuant to clause (b) above.

            We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

            THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                          -------------------------------
                                            (Name of Purchaser)

By:
   -------------------------
Name:
Title:
Address:


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